As filed with the Securities and Exchange Commission on June 4, 1998.

                                                     1933 Act File No. 333-44423
                                                     1940 Act File No. 811-8611

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         Pre-Effective Amendment No. 1                       [X]
                        Post-Effective Amendment No. __                      [ ]

                                       and

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                      [X]
                                Amendment No. 1                              [ ]

                     LM INSTITUTIONAL FUND ADVISORS II, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

CHARLES A. BACIGALUPO                               BRYAN CHEGWIDDEN, ESQ.
100 Light Street                                    Ropes & Gray
Baltimore, Maryland 21202                           One International Place
(Name and Address of                                Boston, Massachusetts  02110
  Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Registrant hereby amends the Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment that specifically states that such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

Title of Securities Being Registered: Shares of Common Stock

                     LM INSTITUTIONAL FUND ADVISORS II, INC.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Table of Contents

Cross Reference Sheets

Part A

Prospectus for the following Portfolios:

Legg Mason Fund Adviser Large Cap Value Portfolio
Legg Mason Fund Adviser Mid Cap Value Portfolio
Brandywine U.S. Small Cap Portfolio
Batterymarch Emerging Markets Portfolio
Batterymarch International Equity Portfolio
Legg Mason Fund Adviser/Western Asset Balanced Portfolio

Legg Mason Fund Adviser Total Return Portfolio


Part B

Statement of Additional Information for the following Portfolios:

Legg Mason Fund Adviser Large Cap Value Portfolio
Legg Mason Fund Adviser Mid Cap Value Portfolio
Brandywine U.S. Small Cap Portfolio
Batterymarch Emerging Markets Portfolio
Batterymarch International Equity Portfolio
Legg Mason Fund Adviser/Western Asset Balanced Portfolio

Legg Mason Fund Adviser Total Return Portfolio


Part C - Other Information

Signature Page

Exhibit Index

Exhibits

                     LM INSTITUTIONAL FUND ADVISORS II, INC.
                Legg Mason Fund Adviser Large Cap Value Portfolio
                 Legg Mason Fund Adviser Mid Cap Value Portfolio
                       Brandywine U.S. Small Cap Portfolio
                     Batterymarch Emerging Markets Portfolio
                   Batterymarch International Equity Portfolio
            Legg Mason Fund Adviser/Western Asset Balanced Portfolio

                 Legg Mason Fund Adviser Total Return Portfolio


                              Cross Reference Sheet
                              ---------------------

Part A. Item No.        Prospectus Caption
----------------        ------------------

              1         Cover Page

              2         Prospectus Summary; Expense Information

              3         Financial Highlights; Performance Data

              4 Description of Each Portfolio and Its Investment Strategy; Common Investment Policies and Techniques; Risk Factors

              5         Management of the Portfolios; Expense Information;
                        Back Cover Page

              6         Dividends and Distributions to Shareholders; Tax
                        Information

              7         Purchase of Shares; Net Asset Value

              8         Redemption of Shares

              9         Not Applicable

LM  INSTITUTIONAL  FUND  ADVISORS                                  June 15, 1998
--------------------------------------------------------------------------------



IMPORTANT INFORMATION!                                      PORTFOLIOS                                                  PAGE
------------------------------------------------------      ------------------------------------------------------------------
This prospectus offers shares in the seven no-load          Legg Mason Fund Adviser Large Cap Value Portfolio.........
mutual funds comprising LM Institutional Fund               Legg Mason Fund Adviser Mid Cap Value Portfolio...........
Advisors II, Inc. (each a "Portfolio"). The                 Brandywine Small Cap Value Portfolio......................
Portfolios, which are intended to serve as                  Batterymarch Emerging Markets Portfolio...................
investment vehicles for institutional investors such        Batterymarch International Equity Portfolio...............
as pension plans, endowments and foundations,               Legg Mason Fund Adviser/Western Asset
offer two classes of shares:  the Institutional Class            Balanced Portfolio...................................
and the Financial Intermediary Class.                       Legg Mason Fund Adviser Total Return Portfolio............



This prospectus explains concisely what you should know before investing in the Portfolios. Please read it carefully and keep it for future reference. You can find more detailed information in the June 15, 1998 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Legg Mason Wood Walker, Incorporated ("LMWW") at 1-800-822- 5544. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THE LEGG MASON FUND ADVISER LARGE CAP VALUE PORTFOLIO AND THE LEGG MASON FUND ADVISER MID CAP VALUE PORTFOLIO EACH MAY INVEST UP TO 35% OF THEIR TOTAL ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NONPAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE PORTFOLIOS. FOR MORE INFORMATION CONCERNING THESE RISKS, SEE "COMMON INVESTMENT POLICIES AND TECHNIQUES; RISK FACTORS."


[LM Institutional Fund Advisors LOGO APPEARS HERE]

TABLE  OF  CONTENTS
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY.............................................................4
EXPENSE INFORMATION............................................................7
         Legg Mason Fund Adviser Large Cap Value Portfolio.....................7
         Legg Mason Fund Adviser Mid Cap Value Portfolio.......................8
         Brandywine Small Cap Value Portfolio..................................8
         Batterymarch Emerging Markets Portfolio...............................9
         Batterymarch International Equity Portfolio...........................9
         Legg Mason Fund Adviser/Western Asset Balanced Portfolio.............10
         Legg Mason Fund Adviser Total Return Portfolio.......................10
DESCRIPTION OF EACH PORTFOLIO AND ITS
         INVESTMENT STRATEGY..................................................20
         Legg Mason Fund Adviser Large Cap Value Portfolio....................20
         Legg Mason Fund Adviser Mid Cap Value Portfolio......................21
         Brandywine Small Cap Value Portfolio.................................22
         Batterymarch Emerging Markets Portfolio..............................24
         Batterymarch International Equity Portfolio..........................25
         Legg Mason Fund Adviser/Western Asset Balanced Portfolio.............28
         Legg Mason Fund Adviser Total Return Portfolio.......................10
COMMON INVESTMENT POLICIES AND TECHNIQUES;
         RISK FACTORS.........................................................37
         Foreign Securities...................................................37
         Options and Futures..................................................40
         Foreign Currency Exchange Transactions...............................42
         Preferred Stocks and Convertible Securities..........................43
         Debt and Fixed Income Securities.....................................44
         Commercial Paper and Other Short-term Investments....................50
         Loan Participations and Assignments..................................51
         Indexed Securities and Structured Notes..............................52
         Forward Commitments..................................................53
         Restricted and Illiquid Securities...................................54
         Securities of Other Investment Companies.............................54
         Repurchase Agreements................................................54
         Reverse Repurchase Agreements and Other Borrowing....................55
         Loans of Portfolio Securities........................................55
         Portfolio Turnover...................................................56
         Alternative Investment Strategies....................................56
         New Investment Products..............................................57
         Investment Policies..................................................57
PERFORMANCE DATA..............................................................57

MANAGEMENT OF THE PORTFOLIOS..................................................58
         Board of Directors...................................................58
         Manager, Advisers and Portfolio Managers.............................58
         The Distributor......................................................61
         Portfolio Transactions...............................................62
         Administrator........................................................62
         Expenses.............................................................62
ORGANIZATION AND HISTORY......................................................62
PURCHASE OF SHARES............................................................63
         Initial Investment...................................................63
         Additional Investments...............................................65
         Other Purchase Information...........................................65
         Retirement Plans.....................................................66
         Account Registration Changes.........................................66
DISTRIBUTION PLANS............................................................66
REDEMPTION OF SHARES..........................................................67
         Signature Guarantee..................................................68
EXCHANGE PRIVILEGE............................................................69
NET ASSET VALUE...............................................................69
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS...................................70
TAX INFORMATION...............................................................71
APPENDIX A  --  SECURITIES RATINGS...........................................A-1
APPENDIX B  --  PRIOR PERFORMANCE............................................B-1

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


                                    GENERAL
--------------------------------------------------------------------------------

         LM Institutional Fund Advisors II, Inc. is an open-end management investment company ("mutual fund") comprised of a variety of separate investment portfolios. LM Institutional Fund Advisors II, Inc. was organized as a Maryland corporation on January 13, 1998.


                          COMPARISON OF THE PORTFOLIOS
--------------------------------------------------------------------------------

          The following chart provides general information about each Portfolio. It is qualified in its entirety by the more complete descriptions of the Portfolios appearing elsewhere in this prospectus.


EQUITY PORTFOLIOS                  INVESTMENT OBJECTIVES                 PRIMARY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser            Long-term growth of capital           Large cap equity securities that are
Large Cap Value Portfolio                                                undervalued
--------------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser            Capital appreciation                  Mid cap equity securities that are
Mid Cap Value Portfolio                                                  undervalued
--------------------------------------------------------------------------------------------------------------------
Brandywine Small Cap Value         Long-term capital appreciation        Small cap equity securities that are
Portfolio                                                                undervalued
--------------------------------------------------------------------------------------------------------------------
Batterymarch Emerging              Long-term capital appreciation        Emerging market equity securities
Markets Portfolio
--------------------------------------------------------------------------------------------------------------------
Batterymarch International         Long-term total return                Foreign equity securities
Equity Portfolio
--------------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser/           Long-term capital appreciation        Mix of equity and fixed income securities
Western Asset Balanced             and current income
Portfolio
--------------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser            capital appreciation and current      dividend-paying common stocks, debt
Total Return Portfolio             income [IN ORDER TO ACHIEVE AN        securities and securities convertible into
                                   ATTRACTIVE TOTAL INVESTMENT           common stocks which, in the opinion of
                                   RETURN CONSISTENT WITH                Legg Mason Fund Adviser, Inc., offer
                                   REASONABLE RISK]                      potential for attractive total return
--------------------------------------------------------------------------------------------------------------------

                              MANAGER AND ADVISERS
--------------------------------------------------------------------------------

         LM Institutional Advisors, Inc. (the "Manager") serves as the investment manager to each Portfolio. Legg Mason Fund Adviser, Inc. ("LMFA"") is the investment adviser to each of the Legg Mason Fund Adviser Large Cap Value Portfolio, the Legg Mason Fund Adviser Mid Cap Value Portfolio, the equity portion of the Legg Mason Fund Adviser/Western Asset Balanced Portfolio and the Legg Mason Fund Adviser Total Return Portfolio. Brandywine Asset Management, Inc. ("Brandywine") is the investment adviser to the Brandywine Small Cap Value Portfolio. Batterymarch Financial Management, Inc. ("Batterymarch") is the investment adviser to the Batterymarch Emerging Markets Portfolio and the Batterymarch International Equity Portfolio. Western Asset Management Company ("Western Asset") is the investment adviser to the fixed income portion of the Legg Mason Fund Adviser/Western Asset Balanced Portfolio. Collectively LMFA, Brandywine, Batterymarch, and Western Asset are referred to herein as "Advisers" and individually as the "Adviser."


                              CERTAIN RISK FACTORS
--------------------------------------------------------------------------------

         In addition to the typical risks of investing in securities, and in equity securities in particular, the Portfolios may be subject to certain special risks. These risks include the risks associated with investing in: foreign markets and the securities of foreign issuers (these risks increase to the extent a Portfolios invests in emerging markets); small cap securities (which tend to be less liquid, more difficult to value and more volatile); and fixed income securities (in particular, junk bonds). See "Description of Each Portfolio and Its Investment Strategy" and "Common Investment Policies and Techniques; Risk Factors" for more information about which Portfolios are likely to be subject to the foregoing risks and a description of other risks to which the Portfolios are subject.


                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

         The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information. The minimum initial investment is $1 million, subject to certain exceptions. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES
--------------------------------------------------------------------------------

         Shares of each Portfolio may be redeemed without cost at the relevant net asset value per share next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares." Shares of any Portfolio may be exchanged on the basis of relative net asset values for shares of the same class of any other Portfolio or of any portfolio of LM Institutional Fund Advisors I, Inc. See "Exchange Privilege."

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Legg Mason Fund Adviser Large Cap Value Portfolio, the Legg Mason Fund Adviser/Western Asset Balanced Portfolio and the Legg Mason Total Return Portfolio declare and pay dividends quarterly out of their net investment income for that quarter. All other Portfolios declare and pay dividends annually out of their net investment income for that year. Distributions of net realized capital gains are made annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Portfolio, unless cash payment is requested. See "Dividends and Distributions to Shareholders."

EXPENSE INFORMATION
--------------------------------------------------------------------------------

         Expenses are one of several factors to consider when investing. The following tables contain expense information about the Portfolios based on the amounts expected to be incurred in the current fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods, assuming 5% annual return and redemption at the end of each period. The paragraph following the tables and examples contains additional information about the tables, the examples and the Portfolios' expenses.


               LEGG MASON FUND ADVISER LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                           Institutional           Financial
                               Class          Intermediary Class          Institutional Class Example
                           -------------      ------------------          ---------------------------
SHAREHOLDER                                                                 1 year             $ 8
TRANSACTION EXPENSES            None                 None                   3 years            $24

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF                                                          Financial Intermediary
 AVERAGE NET ASSETS)                                                              Class Example
                                                                            -----------------------
      Management Fees           .50%                 .50%                   1 year             $10
      (reflecting expense                                                   3 years            $32
      limitations)
      12b-1 Fees                None                 .25%
      Other Expenses            .25%                 .25%
                                ----                -----
Total
Operating Expenses              .75%                1.00%
(reflecting expense             ====                =====
      limitations)

                LEGG MASON FUND ADVISER MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                           Institutional           Financial
                               Class          Intermediary Class          Institutional Class Example
                           -------------      ------------------          ---------------------------
SHAREHOLDER                                                                 1 year             $ 8
TRANSACTION EXPENSES            None                 None                   3 years            $24

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF                                                          Financial Intermediary
 AVERAGE NET ASSETS)                                                              Class Example
                                                                            -----------------------
      Management Fees           .50%                 .50%                   1 year             $10
      (reflecting expense                                                   3 years            $32
      limitations)
      12b-1 Fees                None                 .25%
      Other Expenses            .25%                 .25%
                                ----                -----
Total
Operating Expenses              .75%                1.00%
(reflecting expense             ====                =====
      limitations)

                      BRANDYWINE SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                           Institutional           Financial
                               Class          Intermediary Class          Institutional Class Example
                           -------------      ------------------          ---------------------------
SHAREHOLDER                                                                 1 year             $ 9
TRANSACTION EXPENSES            None                 None                   3 years            $27

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF                                                          Financial Intermediary
 AVERAGE NET ASSETS)                                                              Class Example
                                                                            -----------------------
      Management Fees           .60%                 .60%                   1 year             $11
      (reflecting expense                                                   3 years            $35
      limitations)
      12b-1 Fees                None                 .25%
      Other Expenses            .25%                 .25%
                                ----                -----
Total
Operating Expenses              .85%                1.10%
(reflecting expense             ====                =====
      limitations)

                    BATTERYMARCH EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                           Institutional           Financial
                               Class          Intermediary Class          Institutional Class Example
                           -------------      ------------------          ---------------------------
SHAREHOLDER                                                                 1 year             $15
TRANSACTION EXPENSES            None                 None                   3 years            $46

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF                                                          Financial Intermediary
 AVERAGE NET ASSETS)                                                              Class Example
                                                                            -----------------------
      Management Fees           .60%                 .60%                   1 year             $17
      (reflecting expense                                                   3 years            $54
      limitations)
      12b-1 Fees                None                 .25%
      Other Expenses            .85%                 .85%
                               -----                -----
Total
Operating Expenses             1.45%                1.70%
(reflecting expense            =====                =====
      limitations)

                  BATTERYMARCH INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                           Institutional           Financial
                               Class          Intermediary Class          Institutional Class Example
                           -------------      ------------------          ---------------------------
SHAREHOLDER                                                                 1 year             $10
TRANSACTION EXPENSES            None                 None                   3 years            $32

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF                                                          Financial Intermediary
 AVERAGE NET ASSETS)                                                              Class Example
                                                                            -----------------------
      Management Fees           .60%                 .60%                   1 year             $13
      (reflecting expense                                                   3 years            $40
      limitations)
      12b-1 Fees                None                 .25%
      Other Expenses            .40%                 .40%
                               -----                -----
Total
Operating Expenses             1.00%                1.25%
(reflecting expense            =====                =====
      limitations)

             LEGG MASON FUND ADVISER/WESTERN ASSET BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                           Institutional           Financial
                               Class          Intermediary Class          Institutional Class Example
                           -------------      ------------------          ---------------------------
SHAREHOLDER                                                                 1 year             $ 8
TRANSACTION EXPENSES            None                 None                   3 years            $24

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF                                                          Financial Intermediary
 AVERAGE NET ASSETS)                                                              Class Example
                                                                            -----------------------
      Management Fees           .50%                 .50%                   1 year             $10
      (reflecting expense                                                   3 years            $32
      limitations)
      12b-1 Fees                None                 .25%
      Other Expenses            .25%                 .25%
                                ----                -----
Total
Operating Expenses              .75%                1.00%
(reflecting expense            =====                =====
      limitations)


                 LEGG MASON FUND ADVISER TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                           Institutional           Financial
                               Class          Intermediary Class          Institutional Class Example
                           -------------      ------------------          ---------------------------
SHAREHOLDER                                                                 1 year             $
TRANSACTION EXPENSES            None                 None                   3 years            $

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF                                                          Financial Intermediary
 AVERAGE NET ASSETS)                                                              Class Example
                                                                            -----------------------
      Management Fees           .50%                 .50%                   1 year             $
      (reflecting expense                                                   3 years            $
      limitations)
      12b-1 Fees                None                 .25%
      Other Expenses            .25%                 .25%
                                ----                -----
Total
Operating Expenses              .75%                1.00%
(reflecting expense            =====                =====
      limitations)

        The tables are provided to help you understand the expenses of investing in a Portfolio and your share of the Portfolio's operating expenses. The management fees shown in the table for each Portfolio reflect voluntary expense limitations currently in effect which are expected to continue for the current fiscal year. In the absence of such limitations, management fees and total operating expenses for each Portfolio would be:

                                                                                                         TOTAL OPERATING
                                                                                 MANAGEMENT FEE          EXPENSES
                  PORTFOLIO                                      CLASS           WITHOUT LIMITATION      WITHOUT LIMITATION
                  ---------                                      -----           ------------------      ------------------
Legg Mason Fund Adviser Large Cap Value                 Institutional                     0.60%             0.85%
   Portfolio                                            Financial Intermediary            0.60%             1.10%

Legg Mason Fund Adviser Mid Cap Value                   Institutional                     0.60%             0.85%
   Portfolio                                            Financial Intermediary            0.60%             1.10%

Brandywine Small Cap Value Portfolio                    Institutional                     0.65%             0.90%
                                                        Financial Intermediary            0.65%             1.15%

Batterymarch Emerging Markets Portfolio                 Institutional                     0.65%             1.50%
                                                        Financial Intermediary            0.65%             1.75%

Batterymarch International Equity Portfolio             Institutional                     0.65%             1.05%
                                                        Financial Intermediary            0.65%             1.30%

Legg Mason Fund Adviser/Western Asset                   Institutional                     0.60%             0.85%
   Balanced Portfolio                                   Financial Intermediary            0.60%             1.10%

Legg Mason Fund Adviser Total Return Portfolio          Institutional                     0.60%             0.85%
                                                        Financial Intermediary            0.60%             1.10%





"Other expenses" are based on estimated amounts for the current fiscal year. The examples do not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual returns will vary. As a result of the Rule 12b-1 fees, long-term shareholders of the Financial Intermediary Class may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc.

DESCRIPTION OF EACH PORTFOLIO AND ITS
INVESTMENT STRATEGY
--------------------------------------------------------------------------------

         The investment objective and policies for each Portfolio are stated below. The Portfolios are not intended to be a complete investment program, and there is no assurance that any Portfolio will achieve its investment objective. Please see "Common Investment Policies and Techniques; Risk Factors" below and the SAI for additional information concerning the Portfolios' investment programs and the risks associated with investing in the Portfolios. Each of the Portfolios may from time to time depart from the policies described below for temporary "defensive" purposes. See "Common Investment Policies and Techniques; Risk Factors -- Alternative Investment Strategies" for more information.


               LEGG MASON FUND ADVISER LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

Adviser:       LMFA
--------------------------------------------------------------------------------
Objective:     long-term growth of capital
--------------------------------------------------------------------------------

         Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities that LMFA believes are undervalued in relation to the long-term earning power or asset value of the issuer and therefore offer above average potential for capital appreciation. The Portfolio will also invest at least 65% of its total assets in equity securities of companies that, at the time of purchase, have an equity market capitalization of more than $2.5 billion ("large cap" securities). Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. The Portfolio may invest in securities that pay no dividends or interest, and current dividend income is not a prerequisite in the selection of securities.


         Securities may be undervalued because of many factors, including not being closely followed by investors, being out of favor with investors, or because the issuer is experiencing unusual circumstances suggesting the possibility that the market value of the securities may increase. Other factors that may contribute to a security being undervalued include an overall market decline, poor economic conditions, tax-loss selling and actual or anticipated unfavorable developments affecting the issuer. LMFA believes that the securities of sound, well-managed companies that may be undervalued for these reasons are likely to provide a greater opportunity for long-term growth of capital than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

         Equity securities are normally the Portfolio's main investments. However, the Portfolio may invest up to 35% of its total assets in any type of debt or fixed income security, including securities that, at the time of purchase, are not rated investment grade by a nationally recognized statistical rating organization (an "NRSRO"), if LMFA believes they would help achieve the Portfolio's investment objective, because such securities generally are sold at a deep discount, trade in the market more like an equity security and offer the potential for capital appreciation in a manner more akin to an equity security than a fixed income security. Lower-rated securities (and unrated securities of comparable quality) are considered to be primarily speculative and may be in default. The Portfolio may also invest up to 25% of its total assets in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, purchase shares of other investment companies, purchase restricted and illiquid securities, loan its portfolio securities, borrow money for temporary or emergency purposes, and purchase or sell securities on a forward commitment basis. See "Common Investment Policies and Techniques; Risk Factors" below for more information. The Portfolio may also hold a portion of its assets in cash or money market instruments.

                LEGG MASON FUND ADVISER MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

Adviser:        LMFA
--------------------------------------------------------------------------------
Objective:      capital appreciation
--------------------------------------------------------------------------------

         Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies that have an equity market capitalization at the time of purchase within the range used from time to time for inclusion in the S&P Midcap 400 Index (currently, approximately $500 million to $5 billion). Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. Issuers in which the Portfolio will invest will typically exhibit one or more of the following characteristics:

         1. The companies generally are not closely followed by, or are out of favor with, investors, and appear to be undervalued in relation to their long-term earning power or asset values.

         2. The companies are experiencing unusual and possibly non-repetitive developments which, in LMFA's opinion, may cause the market values of the securities to increase. Such developments may include: (a) a sale or termination of an unprofitable part of the company's business; (b) a change in the company's management or in management's philosophy; (c) a basic change in the industry in which the company operates;
                  (d) the introduction of new products or technologies; or (e) the prospect or effect of acquisition or merger activities.

         3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Portfolio's total assets at the time of purchase may be invested in such securities.

         Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies which typically have a history of consistent operating patterns and greater financial resources. In addition, the prices of securities of mid-sized companies generally are more volatile than those of larger companies, the securities of mid-sized companies generally are less liquid and may, at times, be more difficult to value, and mid-sized companies generally are more likely to be adversely affected by poor economic or market conditions. Investments in securities of companies involved in actual or anticipated reorganizations or restructurings involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and above-average price volatility.

         Subject to the 65% test described above, the Portfolio may also invest in larger, more highly capitalized companies when circumstances warrant such investments. The Portfolio may invest in securities that pay no dividends or interest, and current dividend income is not a prerequisite in the selection of securities.

         Equity securities are normally the Portfolio's main investments. However, the Portfolio may invest up to 35% of its total assets in any type of debt or fixed income security, including securities that, at the time of purchase, are not rated investment grade by an NRSRO, if LMFA believes they would help achieve the Portfolio's investment objective. Lower-rated securities (and unrated securities of comparable quality) are considered to be primarily speculative and may be in default. The Portfolio may also invest up to 25% of its total assets in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, purchase restricted and illiquid securities, enter into repurchase agreements, purchase shares of other investment companies, loan its portfolio securities, borrow money for temporary or emergency purposes, and purchase or sell securities on a forward commitment basis. See "Common Investment Policies and Techniques; Risk Factors" below for more information. The Portfolio may also hold a portion of its assets in cash or money market instruments.

                      BRANDYWINE SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

Adviser:        Brandywine
--------------------------------------------------------------------------------
Objective:      long-term capital appreciation
--------------------------------------------------------------------------------


         Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "small cap" companies (generally defined as companies with an equity market capitalization of between $10 million and the median capitalization of the New York Stock Exchange at the time of initial investment). A company that was a "small cap" company at the time of the Portfolio's initial investment will continue to be treated as such for purposes of the 65% test, even if its equity capitalization exceeds $1 billion at the time of subsequent investment. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics.

         Securities of "small cap" companies entail special risks. Such companies often have limited operating histories and may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Securities of "small cap" companies may be traded "over-the-counter" and often trade less frequently and in more limited volume, may be subject to greater volatility and may, at times, be more difficult to value than securities of larger, more established companies. "Small cap" companies are often involved in actual or anticipated reorganizations or restructurings, which involve special risks, including difficulty in obtaining information as to the financial condition of such companies and the fact that market prices of such companies' securities are subject to sudden and erratic price volatility.


         Although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in cash and money market instruments, including repurchase agreements. For temporary defensive purposes, the Portfolio may also invest in investment grade debt and fixed income investments. The Portfolio may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, and invest in securities of other investment companies. For more information, see "Common Investment Policies and Techniques; Risk Factors."

                    BATTERYMARCH EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

Adviser:        Batterymarch
--------------------------------------------------------------------------------
Objective:      long-term capital appreciation
--------------------------------------------------------------------------------


         Under normal market conditions, the Portfolio will invest substantially all of its assets, but in any event at least 65% of its total assets, in "emerging market" equity securities. Emerging markets include any country: (i) having an "emerging stock market" or considered a "frontier market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank"); (iii) listed in World Bank publications as developing; or (iv) included in the Morgan Stanley Capital International (MSCI) Emerging Markets published index. Emerging market equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics that are: (1) publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market country; (2) securities denominated in any currency if issued by companies to finance operations in an emerging market country; (3) securities of companies that derive a substantial portion (i.e., in excess of 50%) of their total revenues from goods or services produced in, or sales made in, emerging market countries; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) American depositary receipts ("ADRs") (or similar instruments) with respect to the foregoing. Investing in foreign issuers, and in particular in emerging market equity securities, involves special risks. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities."


         The Portfolio intends to invest in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems such an investment to be inadvisable. The Portfolio will normally diversify its investments among a number of different countries, although more than 25% of its total assets may be invested in securities denominated in a single currency. The concentration of the Portfolio's assets in this manner will increase the Portfolio's exposure to adverse developments affecting the value of that currency, subjecting the Portfolio to greater risk. For more information concerning the risks associated with investments denominated in foreign currencies, see "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities." An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.

         Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments, including repurchase agreements. The Portfolio may also invest in securities of other investment companies, purchase restricted and illiquid securities, borrow money for temporary or emergency purposes, engage in futures and options transactions, and engage in foreign currency exchange transactions. For more information, see "Common Investment Policies and Techniques; Risk Factors." Although the Portfolio has the ability to hedge its foreign currency risk, appropriate hedging instruments are not available with respect to most emerging market currencies, and it is therefore unlikely that the Portfolio will be able to employ such hedging strategies to a significant extent, if at all.

                  BATTERYMARCH INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
Adviser:        Batterymarch
--------------------------------------------------------------------------------
Objective:      long-term total return
--------------------------------------------------------------------------------

         Under normal market conditions, the Portfolio will invest substantially all of its assets, but in any event at least 65% of its total assets, in equity securities of issuers located in at least three different countries other than the United States. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. When selecting securities for the Portfolio, Batterymarch examines securities from over 20 international stock markets, with emphasis on several of the largest -- Japan, the United Kingdom, France, Canada and Germany. Securities are chosen using Batterymarch's model for identifying securities it believes to be undervalued. The weighting of the Portfolio's assets among individual countries will reflect an assessment of the attractiveness of individual securities. The Portfolio also may invest up to 35% of its total assets in emerging market equity securities (as defined above under "Batterymarch Emerging Markets Portfolio"). Investing in foreign issuers, and in particular in emerging market equity securities, involves special risks. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities."


         The Portfolio's investments will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of long-term total return. However, the Portfolio currently expects that it may invest more than [25%] of its assets in securities of Japanese issuers. As a result, the value of its shares will be especially affected by Japanese political, economic, market and exchange rate conditions, and may fluctuate more widely than the value of shares of other equity funds. Since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on the Japanese economy generally and therefore are expected to influence the Portfolio's performance. Japan has in the past experienced difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact the Japanese economy and markets, and have an adverse effect on the value of the Portfolio's assets, in both the short and long term. Japan has recently experienced a recession, including a decline in real estate values, that has adversely affected the balance sheets of many financial institutions. Certain Japanese financial institutions have experienced extreme financial difficulties, including bankruptcy. A strong Japanese currency may adversely affect industries engaged substantially in export. Japan's economy is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japanese economic prospects may be affected by the economic, political and military situations of its neighbors, notably North and South Korea, Thailand, China, and Russia.

         Although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in any type of debt or fixed income security (including securities issued by U.S. issuers), cash and money market instruments, including repurchase agreements. The Portfolio may invest up to 5% of its total assets in lower-rated fixed income securities (i.e., securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase). Such securities are primarily speculative and may be in default. The Portfolio may also purchase restricted and illiquid securities, invest in securities of other investment companies, borrow money for temporary or emergency purposes, engage in futures and options transactions, and engage in foreign currency exchange transactions. For more information, see "Common Investment Policies and Techniques; Risk Factors."

            LEGG MASON FUND ADVISER/WESTERN ASSET BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Advisers:       LMFA (equity portion) and Western Asset (fixed income portion)
--------------------------------------------------------------------------------
Objective:      long-term capital appreciation and current income
--------------------------------------------------------------------------------

         The Portfolio is comprised of two separate investment components: an equity component and a fixed income component. LMFA will allocate assets between these two components, as it deems appropriate and market opportunities arise, subject to the limitation that, under normal market conditions, at least 25% of the Portfolio's total assets will be allocated to the fixed income component. "Equity" assets will be managed by LMFA in the manner described above for the Legg Mason Fund Adviser Large Cap Value Portfolio. "Fixed income" assets will be managed by Western Asset in the manner described below. For more information about how assets allocated to the equity component will be invested, and the associated risks, investors should consult the description of the Legg Mason Fund Adviser Large Cap Value Portfolio contained in this Prospectus.


         The fixed income portion of the Portfolio's assets will be invested primarily in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated fixed income securities of non-governmental domestic or foreign issuers rated at the time of purchase Baa or better by Moody's Investors Service ("Moody's") or BBB or better by Standard & Poor's ("S&P"), securities comparably rated by another NRSRO or, if unrated, determined by Western Asset to be of comparable quality; mortgage- and other asset-backed securities; municipal obligations; and U.S. dollar-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities. The Portfolio may also invest in other securities or instruments, including certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks and denominated in U.S. dollars and commercial paper and other short-term investments, and may engage in repurchase agreements and reverse repurchase agreements. See "Common Investment Policies and Techniques; Risk Factors" for more information.


         In selecting securities for the Portfolio, Western Asset may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on Western Asset's outlook for the U.S. and foreign economies, the financial markets and other factors.

         The fixed income assets of the Portfolio will be invested in a portfolio with a dollar-weighted average duration that will normally stay within (plus/minus) 20% of what Western Asset believes to be the average duration of the domestic bond market as a whole, but may have a longer or shorter duration during periods of unusual market conditions, as judged by Western Asset. Western Asset bases its analysis of the average duration of the domestic bond market on bond market indices which it believes to be representative. Western Asset currently uses the Lehman Brothers Aggregate Bond Index for this purpose. As the average duration of the domestic bond market is currently about four and one-half years, the duration of this Portfolio is currently expected to range between four and six years. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which Western Asset believes to be relatively undervalued. Duration is a measure of the expected life of a fixed income security on a cash flow basis. Most debt obligations provide interest payments and a final payment at maturity. Some also have call provisions that allow the issuer to redeem the security at specified dates prior to maturity. Duration incorporates yield, coupon interest payments, final maturity and call features into a single measure. It is therefore considered a more accurate measure of a security's expected life and sensitivity to interest rate changes than is the security's term to maturity. The average duration of the Portfolio's fixed income assets may be less than two years during periods of unusual liquidity needs or immediately following a major contribution of cash.


         The Portfolio is authorized to invest up to 25% of its total assets in the securities of foreign issuers. However, the Portfolio presently intends to limit such investments to securities denominated in U.S. dollars. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities" for more information. The Portfolio may invest up to 5% of its net assets in debt securities that are rated at the time of purchase below investment grade but rated B or higher by Moody's or S&P. See the Appendix to the Prospectus for a description of Moody's and S&P ratings applicable to fixed income securities and "Common Investment Policies and Techniques; Risk Factors -- Debt and Fixed Income Securities -- Lower-Rated Securities" for more information concerning fixed income securities of below investment grade quality. If the rating of a security in which the Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as Western Asset determines appropriate for the Portfolio, having due regard for market conditions, tax implications and other applicable factors.

         The Portfolio may buy or sell futures contracts on fixed income instruments, options on such futures contracts and options on securities to hedge against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates or for non-hedging purposes. The Portfolio may also purchase and sell options on debt securities. See "Common Investment Policies and Techniques -- Options and Futures."

         The Portfolio also may purchase preferred stocks, convertible securities, pay-in-kind securities and zero coupon bonds, may purchase or sell securities on a forward commitment basis, lend its portfolio securities, and borrow money for temporary or emergency purposes. See "Common Investment Policies and Techniques; Risk Factors" below for more information about these practices.

                 LEGG MASON FUND ADVISER TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

Adviser:        LMFA
--------------------------------------------------------------------------------
Objective:      capital appreciation and current income [IN ORDER TO ACHIEVE AN
                ATTRACTIVE TOTAL INVESTMENT RETURN CONSISTENT WITH REASONABLE
                RISK]
--------------------------------------------------------------------------------

         The Portfolio attempts to meet its objective by investing primarily in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of LMFA, offer potential for attractive total return. The Portfolio also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in LMFA's opinion, offer prospects for capital appreciation and future income.

         The Portfolio may invest in debt securities of any maturity of both foreign and domestic issuers without regard to a percentage limit or any limits on credit quality. Lower-rated securities (and unrated securities determined by LMFA to be of comparable quality) are considered to be primarily speculative and may be in default. LMFA currently anticipates that under normal market conditions the Portfolio will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in the aggregate in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's, or in unrated securities if determined by LMFA to be of comparable quality.

         The Portfolio may also invest up to 25% of its total assets in securities principally traded in foreign markets, purchase preferred stock, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, purchase shares of other investment companies, purchase restricted securities, invest up to [10%] of its total assets in illiquid securities, loan its portfolio securities, borrow money for temporary or emergency purposes, and purchase or sell securities on a forward commitment basis. For more information, see "Common Investment Policies and Techniques; Risk Factors."

COMMON INVESTMENT POLICIES AND TECHNIQUES;
RISK FACTORS
--------------------------------------------------------------------------------

         Some or all of the Portfolios may engage in the following investment practices and techniques to the extent described in this Prospectus. See the SAI for a further description of the uses, risks and costs of these practices.


                               FOREIGN SECURITIES
--------------------------------------------------------------------------------

         Investing in the securities of issuers in any foreign country, or in securities denominated in a foreign currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar-denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity.

         To the extent a Portfolio purchases securities denominated in a foreign currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, a Portfolio is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Portfolio's income has been earned and translated into U.S. dollars (but before payment), the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.


         The relative performance of various countries' securities markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.


         Foreign securities purchased by a Portfolio may be listed on foreign exchanges, traded over-the-counter or purchased in private transactions. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

         Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.

         EMERGING MARKET ISSUERS. The risks of foreign investment, described above, are greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see "Debt and Fixed Income Securities -- Lower-Rated Securities" below.

         Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

         Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.


         To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Portfolio to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Portfolio. In such a case, a Portfolio's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Portfolio is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Portfolio's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.


         Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country's securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.


         Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a Portfolio until well after the Portfolio has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser.

         The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's portfolio securities in such markets may not be readily available.

         SOVEREIGN DEBT SECURITIES. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

         DEPOSITARY RECEIPTS. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolios may also invest in similar non-U.S. instruments issued by foreign banks or trust companies such as "GDRs" and "EDRs." For purposes of its investment policies, each Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

                              OPTIONS AND FUTURES
--------------------------------------------------------------------------------

         A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities, units of an index or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement. Under an option contract, one party generally has the right to require the other to buy or sell a specified amount of securities, units of an index, currencies or futures contracts, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. Options with respect to securities indices typically call for cash settlement instead of delivery of the securities that comprise the index. Options and futures are generally considered to be "derivatives."

         The Portfolios may buy, sell and write options and futures for hedging purposes and, to the extent permitted by applicable law, for non-hedging purposes, such as to earn additional income. Futures contracts and options may also be used for other non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for Portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

         The use of options and futures involves certain investment risks and transaction costs. These risks include (1) difficulty in predicting movements in the prices of individual securities or an index, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation, or no correlation at all, between movements in the price of options and futures contracts, movements in the price of the underlying instruments, index or currencies and movements in the securities or currencies that are the subject of a hedge; (3) the fact that skills needed to use these instruments are different from those needed to select a Portfolio's other investments; (4) the possible lack of a liquid secondary market for any particular instrument at any particular time; (5) the possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other short-term obligations; and (6) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. There can be no assurance that a Portfolio's use of futures contracts or options will be successful. Moreover, in the event that an anticipated change in the price of the instruments, index or currencies that are the subject of the strategy does not occur, the Portfolio might have been in a better position had it not used that strategy at all. Options and futures traded on U.S. or other exchanges may be subject to position and daily fluctuation limits, which may limit the ability of a Portfolio to reduce risk using such options and futures and may limit their liquidity.

         The use of options and futures contracts for speculative purposes, e.g., to enhance income or to increase a Portfolio's exposure to a particular security or type of security or a particular foreign currency, subjects the Portfolio to additional risk. The use of options and futures to hedge an anticipated purchase also subjects a Portfolio to additional risk until the purchase is completed or the position is closed out.


         Many options on securities are traded primarily on the over-the-counter ("OTC") market. OTC options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have much, if any, liquidity. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the instruments underlying the option or otherwise fulfill its obligations under the contract. Failure by the dealer to do so would result in the loss of the premium paid by that Portfolio as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of each Portfolio's investment limitations.


                     FOREIGN CURRENCY EXCHANGE TRANSACTIONS
--------------------------------------------------------------------------------

         Each Portfolio that may invest in securities that are denominated in foreign currencies may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. These transactions may be engaged in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in transaction hedging to protect against a change in the foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, for transaction hedging purposes, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. Each Portfolio may also purchase, sell and write exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Portfolio intends to buy are denominated, when the Portfolio holds cash reserves or short-term investments). For position hedging purposes, each Portfolio may purchase, sell or write foreign currency futures contracts, foreign currency forward contracts, and options on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.


         A Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are then denominated. "Cross hedging" activities will be used when a Portfolio's Adviser believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by a Portfolio involve the further risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the values of such currencies and of the currency or other asset or liability which is the subject of the hedge.


         The decision as to whether and to what extent a Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of a Portfolio's investments and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in foreign currency exchange transactions at any given time or from time to time.


         For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Options and Futures" above. A Portfolio may also use other foreign currency exchange instruments and techniques when available and deemed appropriate by its Adviser.


                  PREFERRED STOCKS AND CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

         A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.


         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.


         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

                        DEBT AND FIXED INCOME SECURITIES
--------------------------------------------------------------------------------

         The Portfolios may invest in a variety of debt and fixed income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, each of the Portfolios may invest in these instruments.

         U.S. GOVERNMENT OBLIGATIONS. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by FNMA); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

         INFLATION-INDEXED SECURITIES. The Portfolios may also invest in inflation-indexed U.S. Treasury securities (also known as "Treasury Inflation-Protection Securities"). The principal value of Treasury Inflation-Protection Securities is adjusted daily in accordance with changes in the Consumer Price Index, while interest is calculated on the basis of the adjusted principal value on the payment date. The principal value of these securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. Changes in market interest rates from causes other than inflation will likely affect the price of these securities in the same manner as more traditional obligations.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.


         As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the Portfolio to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a Portfolio's Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.


         GOVERNMENT MORTGAGE-RELATED SECURITIES. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Portfolio's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

         Residential mortgage loans are also pooled by Freddie Mac, a corporate instrumentality of the U.S. Government. The mortgage loans in Freddie Mac's portfolio are not government backed; Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac securities. Freddie Mac also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

         FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, FNMA or GNMA or by pools of mortgages.

         CMOs are typically structured with classes or series which have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are generally paid first to the "Class 1" holders. Thereafter, all payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

         Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Where privately issued securities are collateralized by securities issued by Freddie Mac, FNMA or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

         ASSET-BACKED SECURITIES. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

         The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal.

         Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

         CORPORATE DEBT SECURITIES. A Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic or foreign non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.


         LOWER-RATED SECURITIES. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or comparable ratings of other NRSRO's or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." A Portfolio's Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolios and the creditworthiness of their issuers. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Portfolio's Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications and other applicable factors. See the Appendix to this Prospectus for a description of the ratings assigned to fixed income securities by the rating agencies.


         A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective because, for example, the Portfolio may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption.


         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness. Generally, lower-rated securities offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by an NRSRO are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by an NRSRO are bonds that are in default or arrears and have questionable value. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates.


         The market for lower-rated securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

         The market for lower-rated securities is generally thinner and less active than that for higher quality debt securities, which may make it difficult for a Portfolio to value its securities or may limit a Portfolio's ability to sell such securities at fair value. As a result, judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.


         The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, a Portfolio's investment adviser may rely on the rating that it believes is more accurate. Each Portfolio's Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, a Portfolio may purchase a security with the lowest rating.


         STRIPPED SECURITIES. Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs.). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

         ZERO COUPON AND PAY-IN-KIND SECURITIES. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Portfolio investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, a Portfolio investing in zero coupon bonds may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

               COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

         Each of the Portfolios may invest and hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolios may or may not regard such securities as illiquid, depending on the circumstances of each case.

         Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolios will generally assume positions considerably in excess of the insurance limits.


                      LOAN PARTICIPATIONS AND ASSIGNMENTS
--------------------------------------------------------------------------------

         The purchase of loan participations and assignments entails special risks. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Portfolio to invest in a particular loan participation will depend almost exclusively on its Adviser's credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Portfolio and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Portfolio may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.


         The borrower of a loan in which a Portfolio holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

         Corporate loans in which a Portfolio may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

         Certain of the loan participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

                    INDEXED SECURITIES AND STRUCTURED NOTES
--------------------------------------------------------------------------------

         The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

                              FORWARD COMMITMENTS
--------------------------------------------------------------------------------

         Each Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, a Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

         A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

         Each Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.


         Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Options and Futures Contracts." It is not expected that any Portfolio's purchases of forward commitments will at any time exceed, in the aggregate, 20% of that Portfolio's total assets.

                       RESTRICTED AND ILLIQUID SECURITIES
--------------------------------------------------------------------------------

         Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. No securities for which there is not a readily available market ("illiquid securities") will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio's net assets.


         Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolios intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Boards have delegated to a Portfolio's Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing a Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

         Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly. The Portfolios do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

                    SECURITIES OF OTHER INVESTMENT COMPANIES
--------------------------------------------------------------------------------

         Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The Portfolios may invest in both closed-end and open-end investment companies.

                             REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

         A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by a Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price.

               REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING
--------------------------------------------------------------------------------

         A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. While engaging in reverse repurchase agreements, each Portfolio will maintain cash or securities in a segregated account at its custodian bank with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets and renders the segregated assets unavailable for sale or other disposition.

         The Portfolios may also enter into dollar roll transactions in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

         Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing (including reverse repurchase agreements and dollar rolls), a Portfolio will not make investments while its borrowing is in excess of 5% of its total assets.


                         LOANS OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         A Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. A Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. No Portfolio presently expects to have on loan at any given time securities totaling more than one-third of its net assets. A Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.


                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

         While it is impossible to predict portfolio turnover rates, the Legg Mason Fund Adviser Large Cap Value Portfolio, the Legg Mason Fund Adviser Mid Cap Value Portfolio, the Brandywine Small Cap Value Portfolio, the Batterymarch Emerging Markets Portfolio and the Batterymarch International Equity Portfolio expect that their average turnover rate will not exceed 100%, 100%, 175%, 50%, and 75%, respectively. The Legg Mason Fund Adviser/Western Asset Balanced Portfolio expects that the average turnover rate will not exceed 100% and 450% for the equity portion and fixed income portion, respectively, of its portfolio.

         The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

                       ALTERNATIVE INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         At times a Portfolio's Adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, a Portfolio may invest without limit in a variety of securities that the Adviser believes present less risk to a Portfolio, including equity securities, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies.


                            NEW INVESTMENT PRODUCTS
--------------------------------------------------------------------------------

         New types of mortgage-backed and asset-backed securities, derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, each Portfolio expects to invest in those new types of securities and instruments that its Adviser believes may assist the Portfolio in achieving its investment objective.


                              INVESTMENT POLICIES
--------------------------------------------------------------------------------

         Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

PERFORMANCE DATA
--------------------------------------------------------------------------------

         Advertisements and other communications to shareholders or prospective investors may include performance information about a Portfolio. "Yield" for each class of shares of a Portfolio is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

         "Total return" is a measurement of the overall change in value, including changes in share price and assuming reinvestment of distributions, of an investment in a Portfolio. "Cumulative total return" shows a Portfolio's performance over a specific period of time. "Average annual total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Portfolio invested at the maximum public offering price.

         Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Portfolio operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results with those of other mutual funds and other investment vehicles. Performance information is based on historical performance and should not be viewed as representative of a Portfolio's future performance. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Portfolio performance may be compared to that of various indexes. See the SAI.


MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The business affairs of LM Institutional Fund Advisors II, Inc. ("Corporation") are managed under the direction of a Board of Directors, and the Directors of the Corporation are responsible for generally overseeing the conduct of each Portfolio's business. Information about the Directors and executive officers of the Corporation may be found in the SAI.

         The Board of Directors has retained the Manager and the Advisers to manage the Portfolios' affairs, furnish a continuing investment program for the Portfolios and make investment decisions on their behalf, subject to such policies as the Directors may determine.

                   MANAGER, ADVISERS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

         The Portfolios are managed by the Manager. Each Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at the following rates:



                                                                                         ANNUAL PERCENTAGE OF
                                    PORTFOLIO                                             AVERAGE NET ASSETS
                                    ---------                                            --------------------
Legg Mason Fund Adviser Large Cap Value Portfolio                                                0.60%
Legg Mason Fund Adviser Mid Cap Value Portfolio                                                  0.60%
Brandywine Small Cap Value Portfolio                                                             0.65%
Batterymarch Emerging Markets Portfolio                                                          0.65%
Batterymarch International Equity Portfolio                                                      0.65%
Legg Mason Fund Adviser/Western Asset Balanced Portfolio                                         0.60%
Legg Mason Fund Adviser Total Return Portfolio                                                   0.60%



         The Manager is a Maryland corporation formed on February 20, 1998 and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

         In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolios. The Manager pays the fees of the Advisers.

         The Manager pays a Portfolio's Adviser a monthly fee based on the average net assets of the Portfolio at the following rates:



                           PORTFOLIO                                    ADVISER                   ADVISER FEE
---------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser Large Cap Value                                   LMFA                        .55%
---------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser Mid Cap Value                                     LMFA                        .55%
---------------------------------------------------------------------------------------------------------------
Brandywine Small Cap Value                                             Brandywine                     .60%
---------------------------------------------------------------------------------------------------------------
Batterymarch Emerging Markets                                         Batterymarch                    .60%
---------------------------------------------------------------------------------------------------------------
Batterymarch International Equity                                     Batterymarch                    .60%
---------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser/ Western Asset Balanced                          LMFA/                        .55%
                                                                     Western Asset
---------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser Total Return                                      LMFA                        .55%
---------------------------------------------------------------------------------------------------------------


         LMFA. LMFA acts as adviser or manager to eighteen investment company portfolios which had aggregate assets under management of approximately $12 billion as of April 30, 1998. LMFA's address is 100 Light Street, Baltimore, Maryland 21202. LMFA is a subsidiary of Legg Mason, Inc.


         WESTERN ASSET. Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Western Asset were approximately $33.8 billion as of March 31, 1998. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, CA 91105.

         BRANDYWINE. Brandywine, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Brandywine were approximately $8.2 billion as of April 30, 1998. The address of Brandywine is Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801.

         BATTERYMARCH. Batterymarch, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.4 billion as of April 30, 1998. The address of Batterymarch is 200 Clarendon Street, Boston, Massachusetts 02116.

         EXPENSE LIMITATIONS. The Manager and Advisers have voluntarily agreed to waive their fees and/or reimburse each Portfolio to the extent the Portfolio's expenses (exclusive of taxes, interest, 12b-1 fees, brokerage and other transaction expenses and any other extraordinary expenses) exceed during any month an annual rate of 0.75% of the Portfolio's average daily net assets for such month for the Legg Mason Large Cap Value Portfolio, the Legg Mason Fund Adviser Mid Cap Portfolio, the Legg Mason Fund Adviser Total Return Portfolio, and the Legg Mason Fund Adviser/Western Asset Balanced Portfolio, 0.85% of the Portfolio's average daily net assets for such month for the Brandywine Small Cap Value Portfolio, 1.00% of the Portfolio's average daily net assets for such month for the Batterymarch International Equity Portfolio, and 1.45% of the Portfolio's average daily net assets for such month for the Batterymarch Emerging Markets Portfolio, until March 31, 1999.


         PORTFOLIO MANAGERS. The names and business experience for the past five years for each portfolio manager is set forth in the following chart.

                         Portfolio                                Portfolio Manager and Business Experience
                                                                               (past five years)
------------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser Large Cap Value                    William H. Miller, III is a portfolio manager
 Portfolio                                                 and President of LMFA.  Mr. Miller has been
                                                           employed by LMFA since 1982.
------------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser Mid Cap Value                      William H. Miller, III (see above)
  Portfolio
------------------------------------------------------------------------------------------------------------------
Brandywine Small Cap Value Portfolio                       Henry F. Otto is a senior portfolio manager.
                                                           Mr. Otto has been employed by Brandywine
                                                           since 1987.  Steven M. Tonkovich is a portfolio
                                                           manager and analyst.  Mr. Tonkovich has been
                                                           employed by Brandywine since 1989.
------------------------------------------------------------------------------------------------------------------
Batterymarch Emerging Markets Portfolio                    Batterymarch emerging markets team
------------------------------------------------------------------------------------------------------------------
Batterymarch International Equity Portfolio                Batterymarch developed markets (EAFE) team
------------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser/Western Asset                      Equity portion:  William H. Miller, III (see
Balanced Portfolio                                         above)
                                                           Fixed income portion:  Western Asset
                                                           Management Investment Strategy Group
------------------------------------------------------------------------------------------------------------------
Legg Mason Fund Adviser Total Return                       Nancy T. Dennin is a portfolio manager and
Portfolio                                                  Senior Vice President of LMFA.  Ms. Dennin
                                                           has been employed by LMFA since ____.
------------------------------------------------------------------------------------------------------------------


                                THE DISTRIBUTOR
--------------------------------------------------------------------------------

         LMWW is the distributor of each Portfolio's shares. LMWW pays certain expenses in connection with the offering of shares of each Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolios bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         Each Portfolio's Adviser places all orders for the purchase and sale of portfolio investments with brokers or dealers selected by it in its discretion. It will seek the best price and execution of each Portfolio's orders. However, the Adviser may pay higher commission rates than the lowest available when it believes it is reasonable to do so in light of the value of brokerage and research services provided by the broker effecting the transaction. The Adviser may also consider sales of shares of the Portfolio (or other Portfolios or other funds managed by it or its affiliates, to the extent permitted by applicable law) in selecting broker-dealers to execute Portfolio transactions. The Portfolios may use LMWW, among others, as broker for agency transactions in listed and over-the counter securities at commission rates and under circumstances consistent with the policy of best execution.

         Some securities considered by an Adviser for purchase by a Portfolio may also be appropriate for other clients served by the Adviser. Transactions in such securities will be allocated among the Portfolios and such other clients in a manner considered fair and reasonable by the Adviser.


                                    EXPENSES
--------------------------------------------------------------------------------

         Each Portfolio pays its share of all expenses of the Corporation that are not assumed by the Manager, the relevant Adviser or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares).


ORGANIZATION AND HISTORY
--------------------------------------------------------------------------------

         The Corporation was incorporated in Maryland on January 13, 1998. Each Portfolio is an open-end, diversified management company. The Directors of the Corporation may, without shareholder approval, create, in addition to the Portfolios, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine.


         The Corporation has a total of seven billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio's shareholders. Shares of all classes of a Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a Portfolio were liquidated, would receive the net assets of that Portfolio. Voting rights are not cumulative, and all shares of the Portfolios are fully paid and nonassessable and have no preemptive or conversion rights.

         Although no Portfolio intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote on certain matters (including the election of Directors in certain cases or approval of an advisory contract).

         YEAR 2000. Like other financial and business organizations, the Portfolios depend on the proper functioning of their service providers' computer systems. To the extent that the systems used by the Portfolios or their service providers cannot distinguish between the year 1900 and the year 2000 or have other operating difficulties as a result of the year 2000, the operations of and services provided to the funds and their shareholders could be adversely impacted. The Manager and the Advisers and their affiliates have reported that each expects to modify its systems, as necessary, to address this so-called "year 2000 problem," and will, on behalf of the Portfolios, inquire as to the year 2000 compliance of the Portfolios' other major service providers. However, there can be no assurance that the operations of and services provided to the Portfolios and their shareholders will not be adversely affected. Similarly, companies in which the Portfolios invest may also experience "year 2000 problems," which could ultimately result in losses to a Portfolio to the extent that the securities of any such company decline in value as a result of a "year 2000 problem."

PURCHASE OF SHARES
--------------------------------------------------------------------------------

         The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.

                               INITIAL INVESTMENT
--------------------------------------------------------------------------------

         Prior to or concurrent with the initial purchase of shares in any Portfolio, each investor must open an account for that Portfolio by completing and signing an Application and mailing it to Boston Financial Data Services (the "Transfer Agent" or "BFDS") at the following address: P.O. Box 953, Boston, Massachusetts 02103. In general, an investor must make a minimum initial investment of $1,000,000 to open an account in any Portfolio. Thereafter, there is no minimum for subsequent investments. The Portfolios reserve the right to change the minimum requirements at their discretion. An employee benefit or retirement plan is not subject to the minimum investment requirement provided the plan has more than $5,000,000 in assets.

         A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.


         Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone the Portfolio at 626-844-9400 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.


         Funds should be wired through the Federal Reserve System to:

                  State Street Bank and Trust Company
                  ABA # 011-000-028
                  LM Institutional Fund Advisors [insert name of Portfolio] [Insert your account name and number]

         The wire should state that the funds are for the purchase of shares of a specific Portfolio and include the account name and number.

         Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values it portfolio securities for purposes of determining net asset value. See "How Each Portfolio Values Its Shares," below. Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 626-844-9400 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares. As described below, each Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each Portfolio may pay financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise. Legg Mason and its affiliates (including the Manager and the Advisers) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the Portfolios or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.


         Any shares purchased or received as a distribution will be credited directly to the investor's account.

                             ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------

         Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

                           OTHER PURCHASE INFORMATION
--------------------------------------------------------------------------------

         Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

         Each Portfolio and Distributor reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any manner judged by a Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of a Portfolio). A Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

         Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

         Purchases and sales of Portfolio shares should be made for long-term investment purposes only. Each Portfolio reserves the right to restrict purchases of shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

                                RETIREMENT PLANS
--------------------------------------------------------------------------------

         Shares of the Portfolios are available for purchase by retirement plans, including 401(k) plans, 403(b) plans and Individual Retirement Accounts ("IRAs"). The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

                          ACCOUNT REGISTRATION CHANGES
--------------------------------------------------------------------------------

         Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See "Signature Guarantee" below. All correspondence must include the account number and must be sent to:

         Boston Financial Data Services
         P.O. Box 953
         Boston, Massachusetts,  02103

DISTRIBUTION PLANS
--------------------------------------------------------------------------------

         The Board of Directors has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to shares of the Financial Intermediary Class of each Portfolio. Under the terms of each Plan, a Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, in an amount up to 0.40% on an annual basis of the average daily net assets of that class, financial intermediaries and other parties that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other expenses. Payments under the Plans are currently limited to .25% of average daily net assets. For more information regarding the Plans and their terms, see the SAI.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

         Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to the Transfer Agent at P.O. Box 953, Boston, Massachusetts, 02103; (2) by calling the Portfolio at 626-844-9400; or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify the Portfolio at 626-844-9400 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. With respect to telephone redemptions or transfers, the Transfer Agent will process orders based on instructions from a shareholder, or any person claiming to act as his or her representative, who can provide it with his or her account registration and address as it appears on its records. The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.

         Upon receipt of a request for redemption in good order as described below before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. The Portfolios may refuse to effect redemption requests during periods permitted by the federal securities laws.


         Requests for redemption should indicate:

         1. The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

         2. The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;


         3. Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and


         4. The name, address, and account number to which the redemption payment should be sent.

         Payment of the redemption price normally will be made by wire three business days after receipt of a redemption request in good order. However, each Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the Portfolio involved could be adversely affected by immediate payment. Redemption proceeds may also be paid in kind at the discretion of the Portfolio. Shareholders who receive a redemption in kind may incur costs to dispose of such securities.

         Shareholders of some investment companies have experienced difficulty contacting their funds by telephone during periods of intense market activity. Shareholders who are unable to contact a Portfolio by telephone and wish to make a redemption should follow the instructions for redeeming by mail or by wire.


         Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact the Portfolio or the Transfer Agent.


         Any Portfolio may elect to close any shareholder account when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If a Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. Any Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

                              SIGNATURE GUARANTEE
--------------------------------------------------------------------------------

         When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

         Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios or of any of the portfolios offered by LM Institutional Fund Advisors I, Inc., provided that the shares of that class are being offered at the time of the proposed exchange. Investments by exchange among any of the Portfolios are made at the per share net asset values next determined after the order for exchange is received in good order.


         The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where a Portfolio believes doing so would be in its best interest, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. For further information concerning the exchange privilege, or to make an exchange, please contact the Portfolio at Boston Financial Data Services, 626-844-9400.


NET ASSET VALUE
--------------------------------------------------------------------------------

         Net asset value per share of each class of shares is determined daily for each Portfolio as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on every day that the Exchange is open, by subtracting the Portfolio's liabilities attributable to a given class of shares from its total assets attributable to the class and dividing the result by the number of shares of that class outstanding. Net asset value will not be determined on days on which the Exchange is closed.


         Portfolio securities and other assets for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day for a comparable position, or, in the absence of any such sales, the mean between representative bid and asked prices obtained from a quotation reporting system. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotations obtained from brokers and dealers or pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.


         Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Directors or persons acting at their direction may determine in computing net asset value.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the Exchange and values of foreign investments will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the Exchange which will not be reflected in the computation of the net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Directors or persons acting at their direction.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

         The Legg Mason Fund Adviser Large Cap Value Portfolio, the Legg Mason Fund Adviser/Western Asset Balanced Portfolio and the Legg Mason Fund Adviser Total Return Portfolio declare and pay dividends quarterly out of their net investment income for that quarter. All other Portfolios declare and pay dividends annually out of their net investment income for that year. Distributions of net realized capital gains are made annually.


         Shareholders may elect to receive dividends and distributions in one of four ways:

                  1) Receive both dividends and other distributions in shares of the same class of the distributing Portfolio;

                  2) Receive dividends in cash and other distributions in shares of the same class of the distributing Portfolio;

                  3) Receive dividends in shares of the same class of the distributing Portfolio and other distributions in cash; or

                  4) Receive both dividends and other distributions in cash.

         If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

         Reinvestment of dividends and other distributions occurs on the ex-dividend date. An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying the Transfer Agent in writing. The election must be received at least ten days before the payment date in order to be effective for distributions paid as of that date.

         If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

         The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

TAX INFORMATION
--------------------------------------------------------------------------------

         Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis.

         Distributions from a Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will be taxable to shareholders (other than IRAs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Shareholders will be taxable on distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) at two different tax rates pursuant to the Taxpayer Relief Act of 1997. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by a Portfolio as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in a Portfolio.

         Special tax rules apply to investments through defined contributions plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

         To the extent distributions consist of interest from securities of the U.S. Government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. Government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of Portfolio distributions that might qualify for such an exemption.

         A Portfolio's investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a Portfolio's yield on those securities would be decreased.

         If at the end of a Portfolio's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Portfolio may make an election to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Portfolio may be subject to certain limitations (including a holding period requirement, applicable to both a Portfolio and its shareholders, imposed by the Taxpayer Relief Act of 1997).

         A Portfolio's transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio's income distributions to constitute a return of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

         Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject a Portfolio to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

         Early each year each Portfolio will notify its shareholders of the amount and tax status of distributions paid during that year.

         The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Shareholders are urged to consult their tax advisers with respect to the effects of this investment on their particular tax situation (including possible liability for state and local taxes).

APPENDIX A -- SECURITIES RATINGS
--------------------------------------------------------------------------------

The following rating services describe rated securities as follows:

MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

--       Leading market positions in well established industries.
--       High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C -- Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned as actual or implied "BB" or "BB-" rating.

CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC -- The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C -- The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

The "D" rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

SHORT TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 -- Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S -- Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D -- Default. Issues assigned this rating are in actual or imminent payment default.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

APPENDIX  B --  PRIOR  PERFORMANCE
--------------------------------------------------------------------------------

         The Portfolios are newly organized, have not yet commenced operations and have no performance record of their own. However, the Advisers have managed other client accounts that have investment objectives and policies that are similar, but not necessarily identical to, those of the Portfolios. Representative investment performance for these accounts is stated below. The investment performance is shown on an annual total return basis, with returns for periods of less than one year not annualized, and on an average annual total return basis. The performance information is provided through March 31, 1998.

         The prior performance information shown is in two forms: (1) composites of certain of the Adviser's separately managed accounts and (2) SEC-registered, open-end investment companies. In each case, the account or accounts have investment objectives and policies similar (although not necessarily identical) to those of the relevant Portfolio; were managed throughout the periods shown using investment styles and strategies similar (although not necessarily identical) to those of the relevant Portfolio; and, to the extent a composite of accounts is shown, the composite includes all of the fully-discretionary, fee-paying accounts managed by such Adviser during the periods shown using investment objectives, policies and strategies similar (although not necessarily identical) to those of the relevant Portfolio.

         The performance information for composites has been adjusted to give effect to the Portfolios' estimated net fees and expenses, before waivers and reimbursements, for the Institutional Class shares as shown in the table on page
14. The performance information assumes reinvestment of all dividends and proceeds from capital transactions and has been prepared in accordance with the Performance Presentation Standards established by the Association for Investment Management and Research. The performance results would be less favorable if they had been adjusted for estimated net fees and expenses of the Financial Intermediary Class shares of the Portfolios. Accounts included in composites are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on each of the Portfolios by the 1940 Act or the Code. The performance results for these accounts might have been less favorable had the accounts been subject to these requirements, restrictions and limitations.

         Performance for SEC-registered, open-end investment companies is calculated using the SEC's standardized total return formula, which is based upon the change in value of an assumed initial investment of $1,000 from the beginning through the end of a period and assumes reinvestment of all dividends and other distributions. The result is then annualized and expressed as a percentage of the initial investment, and includes the effect of operating expenses, including advisory fees and brokerage commissions, and applicable sales charges. Information about the investment objectives, policies, expenses and net assets of each of the investment companies follows the performance information.

         The method for calculating performance for the composites produces a different result than if the performance were calculated using the SEC's method for calculating the total return of an open-end investment company.

         A Portfolio's expenses, timing of purchases and sales of portfolio securities, timing and availability of cash flows, cash positions (which are typically greater for open-end investment companies than for separate accounts), and brokerage commissions are all reasons that might cause performance results of the Portfolio to vary from that of the accounts and/or investment companies shown below. In particular, the large infusions of cash that are typically associated with the commencement of operations of new mutual funds such as the Portfolios, as well as differences in the amount of assets, which can affect the ability and the manner in which security positions are accumulated or liquidated, may also cause a Portfolio's performance to vary from that of the accounts and/or investment companies shown below.

         THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIOS, WHICH ARE NEWLY-ORGANIZED, HAVE NOT YET COMMENCED OPERATIONS AND HAVE NO PERFORMANCE RECORDS OF THEIR OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF ANY OF THE PORTFOLIOS. EACH PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

         LEGG MASON FUND ADVISER LARGE CAP VALUE PORTFOLIO. The investment performance for the period from April 1, 1988 to March 31, 1998 for the Primary class of shares of the Legg Mason Value Trust ("Value Trust") is shown below. The benchmark index to which Value Trust is compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to Value Trust's performance because, unlike the performance of Value Trust, the Index's performance has not been adjusted for any fees or expenses.

                                                  Yearly Total Return
----------------------------------------------------------------------------------------------------------------
          Year Ended March 31                   Account Performance (%)                 S&P 500 Performance (%)
----------------------------------------------------------------------------------------------------------------
1998                                                    55.34                                   33.36
----------------------------------------------------------------------------------------------------------------
1997                                                    33.59                                   22.96
----------------------------------------------------------------------------------------------------------------
1996                                                    42.09                                   37.63
----------------------------------------------------------------------------------------------------------------
1995                                                     9.77                                    1.31
----------------------------------------------------------------------------------------------------------------
1994                                                     5.65                                   10.06
----------------------------------------------------------------------------------------------------------------
1993                                                    14.76                                    7.61
----------------------------------------------------------------------------------------------------------------
1992                                                    19.53                                   30.48
----------------------------------------------------------------------------------------------------------------
1991                                                     2.88                                   -3.17
----------------------------------------------------------------------------------------------------------------
1990                                                     7.74                                   31.64
----------------------------------------------------------------------------------------------------------------
1989                                                    18.37                                   16.55
----------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------
           Period ended                                Account                                  S&P 500
             March 31                              Performance (%)                          Performance (%)
------------------------------------------------------------------------------------------------------------
1 Year                                                  55.34                                    47.96
------------------------------------------------------------------------------------------------------------
3 Year                                                  43.40                                    32.79
------------------------------------------------------------------------------------------------------------
5 Year                                                  27.88                                    22.38
------------------------------------------------------------------------------------------------------------
10 Year                                                 19.24                                    18.92
------------------------------------------------------------------------------------------------------------

         Value Trust, which commenced operations on April 16, 1982, is a diversified open-end investment company. Value Trust's investment objective is long-term growth of capital. Under normal market conditions, Value Trust invests primarily in securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Value Trust invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. Value Trust may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities. Value Trust normally invests primarily in equity securities. It may invest in debt securities for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. Value Trust also may invest in debt securities without regard to a percentage limit. LMFA currently anticipates that, under normal market conditions, Value Trust will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of Value Trust's total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by LMFA to be of comparable quality. Value Trust may purchase preferred stock, indexed securities, closed-end investment companies, foreign securities (25% or less of total assets), illiquid securities (10% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may enter into forward foreign currency contracts. As of March 31, 1998, Value Trust had approximately $4,810,409,331 in assets. For its fiscal year ended March 31, 1998, the Primary shares of Value Trust had a total expense ratio of 1.73%.

         Legg Mason Capital Management, Inc., an affiliate of LMFA (the Adviser to the Legg Mason Fund Adviser Large Cap Value Portfolio) that shares investment personnel with LMFA, manages separate accounts in a manner similar (although not necessarily identical to) that of the Portfolio. The annual total return for the composite of these accounts for the year ended March 31, 1998 was ____% and the average annual total return for the composite (_____, 1997 to March 31, 1998) was ____%. The number of accounts included in the composite has ranged from ______ to ______ over the relevant period and the aggregate assets of the accounts has ranged from ______ to ______ over the period. Certain of the accounts included in the composite have restrictions limiting the amount that may be invested in any one issuer to a greater extent than the restrictions of the Portfolio.

         LEGG MASON FUND ADVISER MID CAP VALUE PORTFOLIO. The investment performance for the period from April 1, 1988 to March 31, 1998 for the Primary class of shares of the Legg Mason Special Investment Trust ("Special Investment Trust") is shown below. The benchmark index to which Special Investment Trust is compared is the Russell 2000 Index. The Russell 2000 Index is an unmanaged index representing the performance of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization. Although used as a benchmark, the Index's performance may not be comparable to Special Investment Trust's performance since, unlike the performance of Special Investment Trust, the Index's performance has not been adjusted for any fees or expenses.

                                                  Yearly Total Return
------------------------------------------------------------------------------------------------------------------
          Year Ended March 31                   Account Performance (%)              Russell 2000 Performance (%)
------------------------------------------------------------------------------------------------------------------
1998                                                    42.88                                   22.6
------------------------------------------------------------------------------------------------------------------
1997                                                    11.58                                   16.49
------------------------------------------------------------------------------------------------------------------
1996                                                    33.67                                   28.45
------------------------------------------------------------------------------------------------------------------
1995                                                    -6.37                                   -1.82
------------------------------------------------------------------------------------------------------------------
1994                                                    21.35                                   18.88
------------------------------------------------------------------------------------------------------------------
1993                                                    10.50                                   18.41
------------------------------------------------------------------------------------------------------------------
1992                                                    20.46                                   46.10
------------------------------------------------------------------------------------------------------------------
1991                                                    21.46                                  -19.53
------------------------------------------------------------------------------------------------------------------
1990                                                    15.37                                   16.26
------------------------------------------------------------------------------------------------------------------
1989                                                    16.99                                   25.02
------------------------------------------------------------------------------------------------------------------

                                                                    AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------
             Period ended                               Account                              Russell 2000
               March 31                             Performance (%)                         Performance (%)
------------------------------------------------------------------------------------------------------------------
1 Year                                                  42.88                                   42.02
------------------------------------------------------------------------------------------------------------------
3 Year                                                  26.99                                   24.42
------------------------------------------------------------------------------------------------------------------
5 Year                                                  18.40                                   17.67
------------------------------------------------------------------------------------------------------------------
10 Year                                                 17.64                                   14.86
------------------------------------------------------------------------------------------------------------------

         Special Investment Trust, which commenced operations on December 30, 1985, is a diversified open-end investment company. Special Investment Trust's investment objective is capital appreciation. Under normal market conditions, Special Investment Trust invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which, in the opinion of LMFA, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and LMFA believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust also invests in the securities of companies with larger capitalizations which have one or more of these characteristics. Special Investment Trust may invest in larger, more highly-capitalized companies when circumstances warrant such investments. Special Investment Trust may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings, and may purchase debt securities. Up to 35% of its net assets may be invested in debt securities not rated at least BBB by S&P, or Baa by Moody's, and securities unrated by those entities, deemed by LMFA to be of comparable quality. Special Investment Trust may purchase preferred stock, indexed securities, closed-end investment companies, foreign securities (25% or less of total assets), illiquid securities (15% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may enter into forward foreign currency contracts. When conditions warrant, for temporary defensive purposes, Special Investment Trust also may invest without limit in short-term debt instruments. As of March 31, 1998, Special Investment Trust had approximately $1,555,335,931 in assets. For its fiscal year ended March 31, 1998, the Primary shares of Special Investment Trust had a total expense ratio of 1.86%.

         BRANDYWINE SMALL CAP VALUE PORTFOLIO. The investment performance for the period from August 31, 1988 to March 31, 1998 of certain accounts managed by Brandywine is shown below. The benchmark index to which the accounts are compared is the Russell 2000 Index. The Russell 2000 Index is an unmanaged index representing the performance of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

                                                   Yearly Total Return
-----------------------------------------------------------------------------------------------------------
                                                       Composite
            Year Ended March 31                      Performance (%)          Russell 2000 Performance (%)
-----------------------------------------------------------------------------------------------------------
1998                                                      49.66                                 42.00
-----------------------------------------------------------------------------------------------------------
1997                                                      19.88                                  5.12
-----------------------------------------------------------------------------------------------------------
1996                                                      25.33                                 29.06
-----------------------------------------------------------------------------------------------------------
1995                                                      6.28                                   5.53
-----------------------------------------------------------------------------------------------------------
1994                                                      5.98                                  10.96
-----------------------------------------------------------------------------------------------------------
1993                                                     21.12                                  14.86
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
1992                                                     27.23                                  21.00
-----------------------------------------------------------------------------------------------------------
1991                                                      9.42                                   6.79
-----------------------------------------------------------------------------------------------------------
1990                                                      4.13                                   5.53
-----------------------------------------------------------------------------------------------------------
1989 (beginning August 31, 1988)                          6.28                                   7.00
-----------------------------------------------------------------------------------------------------------

                                                                     AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------------------------------------
             Period ended                             Composite                               Russell 2000
               March 31                             Performance (%)                          Performance (%)
-------------------------------------------------------------------------------------------------------------

1 Year                                                  49.66                                     42.00
-------------------------------------------------------------------------------------------------------------
3 Year                                                  31.01                                     24.40
-------------------------------------------------------------------------------------------------------------
5 Year                                                  20.43                                     17.66
-------------------------------------------------------------------------------------------------------------
Since Inception                                         17.76                                     15.02
August 31, 1988
-------------------------------------------------------------------------------------------------------------

         The number of accounts included in the composite has ranged from ______ to ______ over the relevant period and the aggregate assets of the accounts has ranged from ______ to ______ over the period.

         BATTERYMARCH EMERGING MARKETS PORTFOLIO. The investment performance for the period from January 1, 1994 to March 31, 1998 of certain accounts managed by Batterymarch is shown below. The benchmark index to which the accounts are compared is the MSCI Emerging Markets Free Index with Gross Dividends ("MSCI EMF"). The MSCI EMF Index is an unmanaged index representing the performance of ______________________________. Although used as a benchmark, the Index's performance may not be comparable to the account's performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

                                                  Yearly Total Return
----------------------------------------------------------------------------------------------------------------
          Year Ended March 31                   Account Performance (%)                MSCI EMF Performance (%)
----------------------------------------------------------------------------------------------------------------
1998                                                    -9.75                                  -13.44
----------------------------------------------------------------------------------------------------------------
1997                                                    15.53                                    8.27
----------------------------------------------------------------------------------------------------------------
1996                                                    14.75                                   14.93
----------------------------------------------------------------------------------------------------------------
1995                                                   -18.07                                  -10.71
----------------------------------------------------------------------------------------------------------------
1994                                                   -10.73                                   -9.04
----------------------------------------------------------------------------------------------------------------

                                                                     AVERAGE ANNUAL RETURNS
----------------------------------------------------------------------------------------------------------
             Period ended                              Account                                  MSCI EMF
               March 31                            Performance (%)                        Performance (%)
----------------------------------------------------------------------------------------------------------
1 Year                                                  -9.75                                  -13.44
----------------------------------------------------------------------------------------------------------
3 Year                                                   6.84                                    3.25
----------------------------------------------------------------------------------------------------------
Since Inception                                           .61                                   -0.24
(January 1, 1994)
----------------------------------------------------------------------------------------------------------

         The number of accounts included in the composite has ranged from ______ to ______ over the relevant period and the aggregate assets of the accounts has ranged from ______ to ______ over the period.

         The investment performance for the period from May 28, 1996 to March 31, 1998 for the Primary shares of the Legg Mason Emerging Markets Trust ("Emerging Markets Trust") is shown below.

                                                  Yearly Total Return
------------------------------------------------------------------------------------------------------
                    Year Ended March 31                                       Account Performance (%)
------------------------------------------------------------------------------------------------------
1998
------------------------------------------------------------------------------------------------------
1997 (Inception of May 28, 1996)
------------------------------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------
                       Period ended                                                   Account
                         March 31                                                 Performance (%)
------------------------------------------------------------------------------------------------------
1 Year                                                                                -11.18
------------------------------------------------------------------------------------------------------
Since Inception                                                                        1.89
(May 28, 1996)
------------------------------------------------------------------------------------------------------

         Emerging Markets Trust, which commenced operations on May 28, 1996, is a diversified open-end investment company. Emerging Markets Trust's investment objective is long-term capital appreciation. Emerging Markets Trust normally invests at least 65% of its total assets in equity securities of emerging market companies. Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments, including repurchase agreements. Batterymarch intends Emerging Markets Trust to be substantially fully invested in equity securities and convertible securities of emerging market issuers. Emerging Markets Trust may use options and stock index futures and may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. However, appropriate hedging instruments are not available with respect to most emerging markets, and Emerging Markets Trust accordingly will not often employ hedging strategies. More than 25% of Emerging Markets Trust's total assets may be denominated in a single currency. When abnormal market or economic situations warrant in the opinion of Batterymarch, Emerging Markets Trust may invest without limit for temporary defensive purposes in short-term debt instruments, including government, corporate and money market securities of domestic issuers, as well as repurchase agreements. Emerging Markets Trust also may purchase preferred stock, convertible securities, open- and closed-end investment companies, illiquid securities (15% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may borrow money, lend securities and enter into repurchase and reverse repurchase agreements. As of March 31, 1998, Emerging Markets Trust had approximately $269,664,731 in assets. For its fiscal year ended December 31, 1997, the Primary shares of Emerging Markets Trust had a total expense ratio of 2.50% (after fee waivers and 2.86% in the absence of such waivers).

         BATTERYMARCH INTERNATIONAL EQUITY PORTFOLIO. The investment performance for the period from April 1, 1988 to March 31, 1998 of certain accounts managed by Batterymarch is shown below. The benchmark index to which the accounts are compared is the MSCI Europe Australia & Far East Index ("MSCI EAFE"). The MSCI EAFE Index is an unmanaged index representing the performance of ____________________________________________. Although used as a benchmark, the
Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

                                                  Yearly Total Return
-----------------------------------------------------------------------------------------------------------------
          Year Ended March 31                   Account Performance (%)                MSCI EAFE Performance (%)
-----------------------------------------------------------------------------------------------------------------
1998                                                    21.01                                   18.92
-----------------------------------------------------------------------------------------------------------------
1997                                                    11.21                                    1.75
-----------------------------------------------------------------------------------------------------------------
1996                                                    13.35                                   12.67
-----------------------------------------------------------------------------------------------------------------
1995                                                     2.13                                    6.37
-----------------------------------------------------------------------------------------------------------------
1994                                                    21.13                                   22.84
-----------------------------------------------------------------------------------------------------------------
1993                                                     5.21                                   12.01
-----------------------------------------------------------------------------------------------------------------
1992                                                      .04                                   -7.71
-----------------------------------------------------------------------------------------------------------------
1991                                                    -4.43                                    2.87
-----------------------------------------------------------------------------------------------------------------
1990                                                    17.09                                  -11.34
-----------------------------------------------------------------------------------------------------------------
1989                                                    12.84                                   11.88
-----------------------------------------------------------------------------------------------------------------

                                                                    AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------

             Period ended                               Account                               MSCI EAFE
               March 31                             Performance (%)                        Performance (%)
------------------------------------------------------------------------------------------------------------
1 Year                                                  21.01                                   18.92
------------------------------------------------------------------------------------------------------------
3 Year                                                  15.19                                   11.12
------------------------------------------------------------------------------------------------------------
5 Year                                                  13.77                                   12.51
------------------------------------------------------------------------------------------------------------
10 Year                                                  9.96                                    7.03
------------------------------------------------------------------------------------------------------------

         The number of accounts included in the composite has ranged from ______ to ______ over the relevant period and the aggregate assets of the accounts has ranged from ______ to ______ over the period.

         The investment performance for the period from February 17, 1995 to December 31, 1997 for the Primary shares of the Legg Mason International Equity Trust ("International Equity Trust") is shown below.

                                                  Yearly Total Return
-------------------------------------------------------------------------------------------------------
                    Year Ended March 31                                       Account Performance (%)
-------------------------------------------------------------------------------------------------------
1998                                                                                   15.07
-------------------------------------------------------------------------------------------------------
1997                                                                                   12.66
-------------------------------------------------------------------------------------------------------
1996                                                                                   13.36
-------------------------------------------------------------------------------------------------------
1995 (Inception February 17, 1995)
-------------------------------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------------------------------
                       Period ended                                                   Account
                         March 31                                                 Performance (%)
-------------------------------------------------------------------------------------------------------
1 Year                                                                                 15.07
-------------------------------------------------------------------------------------------------------
3 Years                                                                                13.69
-------------------------------------------------------------------------------------------------------
Since Inception                                                                        13.46
(February 17, 1995)
-------------------------------------------------------------------------------------------------------

         International Equity Trust, which commenced operations on February 17, 1995, is a diversified open-end investment company. International Equity Trust's investment objective is maximum long-term total return. International Equity Trust normally invests at least 65% of its assets in common stocks of companies located outside the United States. International Equity Trust may invest up to 35% of its total assets in emerging market securities. When cash is temporarily available, or for temporary defensive purposes, when Batterymarch believes such action is warranted by abnormal market or economic situations, International Equity Trust may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. When Batterymarch believes such action is warranted by abnormal market or economic situations, for temporary defensive purposes, International Equity Trust also may invest without limit in short-term debt instruments, including government, corporate and money market securities of domestic issuers. International Equity Trust is authorized to invest in stock index futures and options. International Equity Trust may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. International Equity Trust also may purchase preferred stock, convertible securities, open- and closed-end investment companies, illiquid securities (15% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may borrow money, lend securities and enter into repurchase and reverse repurchase agreements. As of March 31, 1998, International Equity Trust had approximately $269,664,731 in assets. For its fiscal year ended December 31, 1997, the Primary shares of International Equity Trust had a total expense ratio of 2.17%.

         LEGG MASON FUND ADVISER TOTAL RETURN PORTFOLIO. The investment performance for the period from April 1, 1988 to March 31, 1998 for the Primary class of shares of the Legg Mason Total Return Trust, Inc. ("Total Return Trust") is shown below. The benchmark index to which Total Return Trust is compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to Total Return Trust's performance since, unlike the performance of Total Return Trust, the Index's performance has not been adjusted for any fees or expenses.

                                                  Yearly Total Return
-----------------------------------------------------------------------------------------------------------------
         Year Ended March 31                 Account Performance (%)               S&P 500 Index Performance (%)
-----------------------------------------------------------------------------------------------------------------
1998                                                 42.44                                     33.36
-----------------------------------------------------------------------------------------------------------------
1997                                                 24.33                                     22.63
-----------------------------------------------------------------------------------------------------------------
1996                                                 33.23                                     37.63
-----------------------------------------------------------------------------------------------------------------
1995                                                  1.09                                      1.31
-----------------------------------------------------------------------------------------------------------------
1994                                                  4.57                                     10.06
-----------------------------------------------------------------------------------------------------------------
1993                                                 19.88                                      7.61
-----------------------------------------------------------------------------------------------------------------
1992                                                 23.59                                     30.48
-----------------------------------------------------------------------------------------------------------------
1991                                                  0.05                                     -3.17
-----------------------------------------------------------------------------------------------------------------
1990                                                  3.48                                     31.64
-----------------------------------------------------------------------------------------------------------------
1989                                                 15.16                                     16.55
-----------------------------------------------------------------------------------------------------------------

                                                                    AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------------------------------------
             Period ended                               Account                             S&P 500 Index
               March 31                             Performance (%)                        Performance (%)
-----------------------------------------------------------------------------------------------------------
1 Year                                                  42.44                                   47.96
-----------------------------------------------------------------------------------------------------------
3 Year                                                  33.13                                   32.79
-----------------------------------------------------------------------------------------------------------
5 Year                                                  20.06                                   22.38
-----------------------------------------------------------------------------------------------------------
10 Year                                                 15.98                                   18.92
-----------------------------------------------------------------------------------------------------------

         Total Return Trust, which commenced operations on November 21, 1985, is a diversified open-end investment company. Total Return Trust's investment objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Total Return Trust invests in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of LMFA, offer potential for attractive total return. Total Return Trust also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in LMFA's opinion, offer prospects for capital appreciation and future income. Total Return Trust may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. Total Return Trust may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard to a percentage limit. LMFA currently anticipates that, under normal market conditions, Total Return Trust will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by LMFA to be of comparable quality. Total Return Trust also may purchase preferred stock, indexed securities, closed-end investment companies, foreign securities (25% or less of total assets), illiquid securities (10% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may enter into forward foreign currency contracts. As of March 31, 1998, Total Return Trust had approximately $700,535,528 in assets. For its fiscal year ended March 31, 1998, the Primary shares of Total Return Trust had a total expense ratio of 1.88%.

                    LM INSTITUTIONAL FUND ADVISORS II, INC.

CUSTODIAN:                                          TRANSFER AND SHAREHOLDER
STATE STREET BANK                                   SERVICING AGENT:
    AND TRUST CO.                                   BOSTON FINANCIAL DATA
P.O. Box 1713                                                SERVICES
Boston, Massachusetts  02105                        P.O. Box 953
                                                    Boston, Massachusetts, 02103

               [LM Institutional Funds Advisors LOGO APPEARS HERE]

COUNSEL:                                            INDEPENDENT ACCOUNTANT:
ROPES & GRAY                                        ERNST & YOUNG LLP
One International Place                             [Address]
Boston, MA 02110
(617) 951-7000


                                  DISTRIBUTOR:
                      Legg Mason Wood Walker, Incorporated
                                100 Light Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                                  410-539-0000
                                  800-822-5544

                     LM INSTITUTIONAL FUND ADVISORS II, INC.
                Legg Mason Fund Adviser Large Cap Value Portfolio
                 Legg Mason Fund Adviser Mid Cap Value Portfolio
                       Brandywine U.S. Small Cap Portfolio
                     Batterymarch Emerging Markets Portfolio
                   Batterymarch International Equity Portfolio
            Legg Mason Fund Adviser/Western Asset Balanced Portfolio
                 Legg Mason Fund Advisor Total Return Portfolio


                              Cross Reference Sheet
                              ---------------------

                            Statement of Additional
Part B. Item No.            Information Caption
----------------            -------------------

             10             Cover Page

             11             Table of Contents

             12             Not Applicable

             13             Additional Information About
                              Investment Limitations and
                              Policies

             14             Management of the Portfolios

             15             Principal Holders of Securities

             16             Management of the Portfolios;
                              Other Information

             17             Portfolio Transactions and
                              Brokerage

             18             Other Information

             19             Purchases and Redemptions

             20             Additional Tax Information

             21             Management of the Portfolios

             22             Other Information

             23             Financial Statements

LM INSTITUTIONAL FUND ADVISORS II, INC.                             June 5, 1998
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

         LM Institutional Fund Advisors II, Inc. (the "Fund") is a no-load, open-end management investment company. LM Institutional Fund Advisors II, Inc. currently consists of seven separate professionally managed investment portfolios which are described in this Statement of Additional Information ("SAI"). Each of these portfolios is referred to herein as a "Portfolio".

         This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Portfolios, dated June 15, 1998, which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Portfolios' Prospectus are available without charge from Legg Mason Wood Walker, Incorporated at 1-800-822-5544.

                                TABLE OF CONTENTS
DEFINITIONS.......................................................................................................1

ADDITIONAL INFORMATION ABOUT
         INVESTMENT LIMITATIONS AND POLICIES......................................................................2

ADDITIONAL INFORMATION ABOUT SECURITIES,
         INVESTMENT TECHNIQUES AND RELATED RISKS..................................................................4
         Ratings of Debt Obligations..............................................................................4
         Mortgage-Related Securities..............................................................................4
         Private Mortgage-Related Securities......................................................................6
         Asset-Backed Securities..................................................................................6
         Non-Governmental Fixed Income and Other Debt Securities..................................................7
         Restricted Securities....................................................................................8
         Borrowings...............................................................................................8
         Options on Securities....................................................................................9
         Futures Contracts and Options on Futures Contracts.......................................................9
         Risks Associated with Futures and Options...............................................................11
         Additional Risks of Options on Securities, Futures Contracts and Options on Futures
                  Contracts Traded on Foreign Exchanges..........................................................14
         Cover for Hedging Strategies............................................................................14
         Duration ...............................................................................................15

VALUATION OF PORTFOLIO SHARES....................................................................................15

MANAGEMENT OF THE PORTFOLIOS.....................................................................................16
         Directors and Officers..................................................................................16
         Manager and Advisers....................................................................................17

PURCHASES AND REDEMPTIONS........................................................................................21

EXCHANGE PRIVILEGE...............................................................................................21

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................22

ADDITIONAL TAX INFORMATION.......................................................................................23

OTHER INFORMATION................................................................................................24

PERFORMANCE INFORMATION..........................................................................................24

                                   DEFINITIONS

"Adviser" means the investment advisory firm that manages a Portfolio's assets. LMFA, Western Asset, Brandywine and Batterymarch are each Advisers.

"Batterymarch" means Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch is the Adviser to the Batterymarch Emerging Markets Portfolio and the Batterymarch International Equity Portfolio.

"Brandywine" means Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. Brandywine is the Adviser to the Brandywine Small Cap Value Portfolio.

"Code" means the Internal Revenue Code of 1986, as amended.

"Distributor" means the broker-dealer that is responsible for the distribution or sale of the Fund's shares. Legg Mason is the Fund's Distributor.

"Exchange" means the New York Stock Exchange.

"Fundamental Investment Limitation" means an investment limitation of a Portfolio that may be changed only with the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the relevant Portfolio or (b) 67% or more of the shares of the relevant Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are fundamental investment limitations. All other policies and restrictions may be changed without shareholder approval.

"Independent Director" means a Director of a Fund who is not an "interested person" (as defined in the 1940 Act) of that Fund.

"Legg Mason" means Legg Mason Wood Walker, Incorporated.


"LMFA" means Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202. LMFA is the Adviser to the Legg Mason Fund Adviser Large Cap Value Portfolio, the Legg Mason Fund Adviser Mid Cap Value Portfolio, the equity portion of the Legg Mason Fund Adviser/Western Asset Balanced Portfolio and the Legg Mason Fund Adviser Total Return Portfolio and is the Fund's Administrator.


"Manager" means LM Institutional Advisors, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act"  means the Investment Company Act of 1940, as amended.

"NRSROs" means nationally recognized (or foreign) statistical rating organizations, including Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

"Plan" means the Fund's Distribution and Shareholder Services Plan.

"SEC" means the Securities and Exchange Commission.

"12b-1 Director" means a Director of the Fund who is an Independent Director and who has no direct or indirect financial interest in the operation of the Fund's Plan or the Fund's Underwriting Agreement.

"Western Asset" means Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, CA 91105. Western Asset is the Adviser to the fixed income portion of the Legg Mason Fund Adviser/Western Asset Balanced Portfolio.

                          ADDITIONAL INFORMATION ABOUT
                       INVESTMENT LIMITATIONS AND POLICIES

         Each Portfolio has adopted certain fundamental investment limitations that are set forth below.

         Each Portfolio may:

         (1) lend or borrow money and issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

         (2) not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities will not be considered to represent an industry.

         (3) underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

         (4) purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Additional Information

         The fundamental investment limitations set forth above limit a Portfolio's ability to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below, which are based either on the 1940 Act itself, the rules or regulations thereunder, or interpretations promulgated by the SEC. As such, these limitations of the 1940 Act are not "fundamental," that is, the limitations will change as the statute, rules, regulations or interpretations change, and no shareholder vote will be required or sought.

         Fundamental investment restriction (1). The 1940 Act presently limits a Portfolio's ability to borrow up to one-third of the value of its total assets. Borrowing by a Portfolio allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds.

         The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Portfolio may only make loans if expressly permitted to do so by the Portfolio's investment policies, and a Portfolio may not make loans to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits a Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolios may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan.

         The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques such as the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate a Portfolio's assets or otherwise cover its obligations.

         Fundamental investment restriction (2). "Concentration" is interpreted under the 1940 Act to mean investment of 25% or more of a Portfolio's total assets in a single industry. If a Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance. None of the Portfolios has reserved the right to concentrate in any industry. For purposes of this limitation, the Portfolios do not consider certificates of deposit or banker's acceptances issued by domestic branches of U.S. or foreign banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the Portfolios reserve the freedom of action to concentrate in such an industry.

         Fundamental investment restriction (3). The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

         Fundamental investment restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or options), forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Portfolios would make such investments, other than the use of futures contracts, options, forward contracts and certain real estate-related securities as explained in the Prospectus and this Statement of Additional Information. Each Portfolio, however, would like the ability to consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and food stuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

                    ADDITIONAL INFORMATION ABOUT SECURITIES,
                     INVESTMENT TECHNIQUES AND RELATED RISKS

RATINGS OF DEBT OBLIGATIONS

         Moody's, S&P and NRSROs are private organizations that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included as Appendix A to the Prospectus. A Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and, in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Portfolios. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

         Pools often consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolios may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association ("GNMA") tend to have a longer average life than participation certificates ("PCs") issued by the Federal Home Loan Mortgage Corporation ("FHLMC") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         In determining the dollar-weighted average maturity of a Portfolio, the Portfolio's Adviser will follow industry practice in assigning an average life to the mortgage-related securities held by each Portfolio unless the interest rate on the mortgages underlying the securities is such that a different prepayment rate is likely. For example, if a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, LMFA or Western Asset may deem it appropriate to change the projected average life for a Portfolio's mortgage-related securities as a result of fluctuations in market interest rates and other factors.

         Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestments of monthly payments received by each Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

PRIVATE MORTGAGE-RELATED SECURITIES

         Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each Portfolio's investment in such pools is constrained by federal statute, which restricts investments in the shares of other investment companies.

         The private mortgage-related securities in which the Portfolios may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. Certain Foreign Pass-Throughs in which the Portfolios invest typically are not guaranteed by an entity having the credit status of GNMA, but generally utilize various types of credit enhancement.

ASSET-BACKED SECURITIES

         Asset-backed securities are structurally similar to mortgage-backed securities, but are secured by interests in a different type of receivable. Asset-backed securities therefore present certain risks that are not presented by mortgage-related debt securities or other securities in which the Portfolios may invest. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle is not certain.

NON-GOVERNMENTAL FIXED INCOME AND OTHER DEBT SECURITIES

         A Portfolio's investments in fixed income and other debt securities of non-governmental domestic or foreign issuers are limited to fixed income or other debt obligations (bonds, debentures, notes and other similar instruments) which meet the minimum ratings criteria set forth for the Portfolio or, if unrated, are determined by the Portfolio's Adviser to be of comparable quality to fixed income or other debt obligations in which the Portfolio may invest.

         Where one of the NRSROs has assigned an investment grade rating to an instrument and others have given it a lower rating, the Portfolios may consider the instrument to be investment grade. The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for a Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Portfolios' Boards of Directors believe accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

         Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

         Adverse economic developments can disrupt the market for lower-rated securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Therefore, prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

         Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

RESTRICTED SECURITIES

         Restricted securities may be sold only (1) pursuant to SEC Rule 144A or other exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. Each Portfolio's Adviser, acting pursuant to guidelines established by its Board of Directors, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a Portfolio may own. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

BORROWINGS

         The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

         Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolios may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

OPTIONS ON SECURITIES

         A Portfolio may purchase call options on securities for any purpose. For example, a call option may be purchased by a Portfolio on a security that its Adviser intends to include in the Portfolio's investment portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

         A Portfolio may purchase put options on securities for any purpose. For example, a put option may be purchased by a Portfolio in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         A Portfolio may also write call and put options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Each Portfolio will limit its use of futures contracts and futures options to hedging transactions or other circumstances permitted to registered investment companies by regulatory authorities. For example, a Portfolio might use futures contracts to attempt to hedge against anticipated changes in interest rates or the economy that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         A futures contract on a security or foreign currency is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or foreign currency called for in the contract at a specified future time and at a specified price. A Portfolio may, for example, purchase a futures contract on a security or foreign currency when it intends to purchase securities or foreign currency but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the security or the relative value of the foreign currency that a Portfolio intends to purchase in the future. A rise in the price of the security or foreign currency prior to its purchase may either be offset by an increase in the value of the futures contract purchased by a Portfolio or avoided by taking delivery of the security or foreign currency under the futures contract. Conversely, a fall in the market price of the underlying security or foreign currency may result in a corresponding decrease in the value of the futures position. A Portfolio may sell a futures contract on a security or foreign currency, for example, in order to continue to receive the income from a security or foreign currency, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         A Portfolio may also purchase a call option on a futures contract to hedge against a market advance in securities or foreign currency which the Portfolio plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security or foreign currency which can be used as a temporary substitute for a position in the security itself. A Portfolio also may write covered call options on futures contracts as a partial hedge against a decline in the price of securities or foreign currency held in the Portfolio's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of securities or foreign currency held in the Portfolio's investment portfolio. A Portfolio may write a covered put option as a partial anticipatory hedge.

         A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Under certain circumstances, such as during periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements) and the current market value of the option and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. If the Portfolio is unable to enter into a closing transaction, the amount of the Portfolio's potential loss is unlimited. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long- term gain or loss. The Portfolio will also bear transaction costs for each contract which will be included in these calculations.

         A Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. A Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         A Portfolio will not enter into futures contracts or option positions if, immediately thereafter, the initial margin deposits plus premiums paid by it, less the amount by which any such options positions are "in-the-money" at the time of purchase, would exceed 5% of the fair market value of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures or options on futures. See "Additional Tax Information."

RISKS ASSOCIATED WITH FUTURES AND OPTIONS

         In considering the Portfolios' use of futures contracts and options, particular note should be taken of the following:

         (1) Positions in futures contracts and options may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts or options. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract and option prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract or option subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         (2) The ability to establish and close out positions in either futures contracts or exchange-listed options is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts. The inability to close out a futures or option position may also restrict the Portfolio's ability to sell the underlying security or currency at a time when the Adviser might otherwise do so. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         (3) Successful use by a Portfolio of futures contracts and options will depend upon its Adviser's ability to predict market movements, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to anticipated levels at some point in the future. There is, in addition, the risk that movements in the price of the futures contract or option will not correlate with movements in the prices of the securities or currencies being hedged. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures or option position. For example, it is possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio's portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, if the Portfolio has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, a Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures or option contract moves more than the price of the underlying securities or currencies, the Portfolio will experience either a loss or a gain on the futures contract or option that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (4) The value of an option position will reflect, among other things, the current market price of the underlying security, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or futures contract and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying market.

         (5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures and options position and the securities or currencies being hedged, movements in the prices of futures and options contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures and options markets. There may be several reasons unrelated to the value of the underlying securities or currencies which cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures or options contracts over the short term. In addition, activities of large traders involving arbitrage and other investment strategies may result in temporary price distortions.

         (6) Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security, currency or futures contract. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount paid and any transaction costs.

         (7) Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         (8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

         (9) A Portfolio's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Portfolio also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         (10) A Portfolio may purchase and write both exchange-traded options and options traded on the OTC market. Exchange markets for options on debt securities exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Portfolios intend to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Portfolios will enter into OTC options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a covered position with respect to any call option it writes on a security or futures contract the Portfolio may not sell the underlying security or futures contract or invest any cash, U.S. Government securities or short-term debt securities used as cover during the period it is obligated under such option. This requirement may impair a Portfolio's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS TRADED ON FOREIGN EXCHANGES

         Options on securities, options on currencies, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolios' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

COVER FOR HEDGING STRATEGIES

         Each Portfolio will comply with guidelines established by the SEC with respect to coverage of hedging strategies by mutual funds, and, if the guidelines so require, will set aside cash or liquid securities in a segregated account with its custodian in the amount prescribed, as marked to market daily. Securities, options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

DURATION

         Traditionally, a fixed income security's term to maturity was used to evaluate the sensitivity of the security's price to changes in interest rates. Duration is a measure of the expected life of a fixed income security on a cash flow basis, that was developed as a more precise method of evaluating such sensitivity. A security's term to maturity measures only the time until final payment of the security, and does not take into account the pattern of payments made prior to maturity. Duration takes time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time.

         There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

                          VALUATION OF PORTFOLIO SHARES

         As described in the Prospectus, securities owned by any of the Portfolios for which market quotations are readily available are valued at current market value. Securities are valued at the last sale price for a comparable position on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one market, the securities are generally valued on the market considered by the Adviser as the primary market.

         Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the Exchange, which events will not be reflected in a computation of a Portfolio's net asset value on that day. If events materially affecting the value of such investments occur during such time period, the investments will be valued at their fair value as determined in good faith by, or under the direction of, the Board of Directors.

                          MANAGEMENT OF THE PORTFOLIOS

DIRECTORS AND OFFICERS

         The Fund's officers are responsible for the operation of the Fund under the direction of its Board of Directors. The officers and Directors of the Fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates Interested Directors.

         The business address of Mr. Livingston is 117 Colorado Boulevard, Pasadena, California 91105. The business address of each officer and Director is 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

         Catherine H. Bray, 41, Director; Portfolio Manager, T. Rowe Price, June 1989-May 1996.

         *Edward Cashman, [AGE], Director; [PRINCIPAL OCCUPATION FOR THE LAST 5 YEARS]

         *W. Curtis Livingston, III, 53, Director; President, Director and Chief Executive Officer of Western Asset, December 1980-present; President, Pacific American Income Shares, Inc.; Director, Legg Mason, Inc.; Director and President, LM Institutional Fund Advisors I, Inc.; Director and Vice Chairman of LM Institutional Advisors, Inc.

         Emmett J. Rice, 78; Governor, Federal Reserve Central Bank, June 1979-February 1987; Director, Jardine-Fleming China Region Fund, July 1992-present; Director, Albermarle Corporation, -present; Director, Tredegar Industries, Inc., -present.

         *Edward A. Taber, 54, Senior Executive Vice President of Legg Mason, Inc.; Director of the Legg Mason Value Trust, Inc., the Legg Mason Total Return Trust, Inc. and the Legg Mason Special Investment Trust, Inc.; Trustee of the Legg Mason Tax-Free Income Fund and the Legg Mason Cash Reserve Trust; President of the Legg Mason Income Trust, Inc., the Legg Mason Global Trust, Inc., LM Institutional Fund Advisors II, Inc. and the Legg Mason Investors Trust, Inc.; Director of Western Asset Management Company (investment management firm and the current investment adviser to the Portfolios), Western Asset Global Management, Limited, Bartlett & Co., Batterymarch Financial Management, Inc., Gray, Seifert & Co., Inc. (investment adviser), GSH & Co. Inc. (investment adviser holding company), Fairfield Group, Inc. (investment adviser), LM Institutional Advisors, Inc., and Legg Mason Fund Adviser, Inc.; formerly director of Taxable Fixed Income Division of T. Rowe Price Associates, Inc.

         Robert M. Tarola, 48, Director; Senior Vice President and Chief Financial Officer, Helix Health, Inc., July 1996-present; Partner, Price Waterhouse LLP, May 1974-June 1996.

         Linda R. Taylor, 52, Director.

         Andrew J. Bowden, [Age], Vice President; Vice President, Legg Mason Wood Walker, Inc.

         James D. Cahn, 38, Vice President; Senior Vice President of Legg Mason Wood Walker, Inc., 1995-present; President of LM Institutional Advisors, Inc., February 1998- present; Vice President, LM Institutional Fund Advisors I, Inc., April 1998-present; Principal and Director, Retirement Plan Services, Alex. Brown Incorporated, 1986-1995.

         Marie K. Karpinski Vice-President and Treasurer of twenty-one Legg Mason/Bartlett funds (open-end investment companies), 1986-present; Assistant Treasurer of Pacific American Income Shares, Inc. (closed-end investment company), 1988-present; Treasurer of Legg Mason Fund Adviser, Inc., March 1986-present; Vice-President of Legg Mason Wood Walker, Inc., 1992-present; Assistant Vice-President of Legg Mason Wood Walker, Inc., 1989-1992.

         Officers and Directors of the Fund who are affiliated persons of the Manager, the Advisers, LMFA or Legg Mason receive no salary or fees from the Fund. Each Independent Director receives an annual retainer and a per meeting fee of $3,750 and $3,000.

         The following table provides certain information relating to the compensation of the Fund's Directors and senior executive officers.

Name of Person and Position                Total Compensation From             Aggregate Compensation
                                           the Fund*                           From the Fund and Complex
                                                                               Paid to Directors**
---------------------------------------------------------------------------------------------------------
Catherine H. Bray                          $2,500                              -0-
Director
---------------------------------------------------------------------------------------------------------
Edward Cashman                             -0-                                 -0-
Director
---------------------------------------------------------------------------------------------------------
W. Curtis Livingston, III                  -0-                                 -0-
Director
---------------------------------------------------------------------------------------------------------
Emmitt J. Rice                                                                 -0-
Director                                   $2,500
---------------------------------------------------------------------------------------------------------
Edward A. Taber III                        -0-                                 -0-
Director and President
---------------------------------------------------------------------------------------------------------
Robert M. Tarola                           $2,500                              -0-
Director
---------------------------------------------------------------------------------------------------------
Linda R. Taylor                            $2,500                              -0-
Director
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Marie Karpinski                            -0-                                 -0-
Vice President
---------------------------------------------------------------------------------------------------------
James D. Cahn                              -0-                                 -0-
Vice President
---------------------------------------------------------------------------------------------------------
*Represents fees expected to be paid to each person during the fiscal year ended March 31,
1999.
**Represents aggregate compensation paid to each person during the calendar year ended
December 31, 1997. There are ten open-end investment companies in the Legg Mason
Complex.
---------------------------------------------------------------------------------------------------------

MANAGER AND ADVISERS

         THE MANAGER. The Manager serves as investment manager to the Fund under an Investment Management Agreement dated June 3, 1998 between the Manager and the Fund (the "Management Agreement"). The Management Agreement was most recently approved by the Board of Directors, including a majority of Independent Directors, on March 27, 1998.

         Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Fund's Board of Directors, for the actual management of the Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. The Manager also is responsible for the compensation of Directors and officers of the Fund who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Fund's investments to the Advisers.

         Each Portfolio pays all of its other expenses which are not assumed by the Manager or the Administrator. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Directors who are not "interested persons" of the Manager, or its affiliates, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolios for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Fund may be a party. The Fund may also have an obligation to indemnify its Directors and officers with respect to litigation.

         Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Management Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by the Manager, on not less than 60 days' notice to the Fund, and may be terminated immediately upon the mutual written consent of the Manager and the Fund.

ADVISERS

         WESTERN ASSET. Western Asset serves as Adviser to the fixed income portion of the Legg Mason Fund Adviser/Western Asset Balanced Portfolio under an Investment Advisory Agreement dated June 3, 1998 between Western Asset and the Manager (the "Western Asset Advisory Agreement"). The Western Asset Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Independent Directors, on March 27, 1998.

         Under the Western Asset Advisory Agreement, Western Asset is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Western Asset receives from the Manager for its services an advisory fee as described in the Prospectus.

         Under the Western Asset Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Western Asset Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Western Asset Advisory Agreement terminates automatically upon assignment and is terminable with respect to the Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by Western Asset, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

         LMFA. LMFA serves as Adviser to the Legg Mason Fund Adviser Large Cap Value Portfolio, the Legg Mason Fund Adviser Mid Cap Value Portfolio, the equity portion of the Legg Mason Fund Adviser/Western Asset Balanced Portfolio and the Legg Mason Fund Adviser Total Return Portfolio under an Investment Advisory Agreement dated June 3, 1998 between LMFA and the Manager (the "LMFA Advisory Agreement"). The LMFA Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Independent Directors, on March 27, 1998.

         Under the LMFA Advisory Agreement, LMFA is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolios' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. LMFA receives from the Manager for its services an advisory fee as described in the Prospectus.

         Under the LMFA Advisory Agreement, LMFA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the LMFA Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The LMFA Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by LMFA, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

         BRANDYWINE. Brandywine serves as the Adviser to the Brandywine Small Cap Value Portfolio under an Investment Advisory Agreement dated June 3, 1998 between Brandywine and the Manager (the "Brandywine Advisory Agreement"). The Brandywine Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Independent Directors, on March 27, 1998.

         Under the Brandywine Advisory Agreement, Brandywine is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolios' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Brandywine also is responsible for the compensation of Directors and officers of the Fund who are employees of Brandywine or its affiliates. Brandywine receives from the Manager for its services to the Portfolios' an advisory fee as described in the Prospectus.

         Under the Brandywine Advisory Agreement, Brandywine will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Brandywine Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Brandywine Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by Brandywine, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

         BATTERYMARCH. Batterymarch serves as the Adviser to the Batterymarch Emerging Markets Portfolio and the Batterymarch International Equity Portfolio under an Investment Advisory Agreement dated June 3, 1998 between
Batterymarch and the Manager (the "Batterymarch Advisory Agreement"). The Batterymarch Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Independent Directors, on March 27, 1998.

         Under the Batterymarch Advisory Agreement, Batterymarch is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolios' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Batterymarch also is responsible for the compensation of Directors and officers of the Fund who are employees of Batterymarch or its affiliates. Batterymarch receives from the Manager for its services to the Portfolios' an advisory fee as described in the Prospectus.

         Under the Batterymarch Advisory Agreement, Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Batterymarch Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Batterymarch Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by Batterymarch, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

         DISTRIBUTOR

         Legg Mason acts as distributor of the shares of LM Institutional Fund Advisors II, Inc. pursuant to an Underwriting Agreement with the Fund dated June 3, 1998 (the "Underwriting Agreement").

         Legg Mason is not obligated to sell any specific amount of Fund shares and receives no compensation pursuant to the Underwriting Agreement. The Underwriting Agreement is terminable with respect to any Portfolio without penalty, at any time, by vote of a majority of the Fund's Independent Directors, or by vote of the holders of a majority of the shares of that Portfolio, or by Legg Mason upon 60 days' notice to the Fund.

         The Fund has adopted a Plan which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of each Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of Shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only.

         The Plan was approved by Legg Mason Fund Adviser, Inc., as sole shareholder of the Financial Intermediary Class of each Portfolio on June 3, 1998. Legg Mason may pay all or a portion of the fee to its investment executives.

         The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class shares. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires shareholder approval; otherwise the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

         In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

                            PURCHASES AND REDEMPTIONS

         The Fund reserves the right to modify or terminate the mail, telephone or wire redemption services described in the Prospectus at any time. The Fund also reserves the right to suspend or postpone redemptions (1) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Fund's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         The Fund agrees to redeem shares of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the relevant Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                               EXCHANGE PRIVILEGE

         Shareholders in any of the Portfolios are entitled to exchange their shares for shares of the other Portfolios or of the portfolios of LM Institutional Fund Advisors I, Inc., provided that such shares are eligible for sale in the shareholder's state of residence, and are being offered at the time.

         When a shareholder decides to exchange shares of a Portfolio, the Fund's transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of the Portfolio selected. Redemptions of shares of the Portfolio will be made at their net asset value determined on the same day that the request is received in proper order, if received before the close of business of the Exchange. If the request is received by the transfer agent after the close of business on the Exchange, shares will be redeemed at their net asset value determined as of the close of the Exchange on the next day the Exchange is open.

         There is no charge for the exchange privilege and no sales charge imposed on an exchange, but the Portfolios reserve the right to modify or terminate the exchange privilege at any time. For more information concerning the exchange privilege, or to make an exchange, please contact the Portfolios.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the various Advisory Agreements and Sub-Advisory Agreements, the Advisers are responsible for the execution of the Portfolios' transactions. In selecting brokers or dealers, the Advisers must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to brokers or dealers who provide research and analysis. The Portfolios may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolios, the Advisers will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities (including the services described below) and any risk assumed by the executing broker or dealer.

         Consistent with the policy of obtaining most favorable price and execution, an Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers or dealers a higher brokerage commission or spread than may be charged by other brokers or dealers. Such research, analysis and other services may be useful to an Adviser in connection with services to clients other than the Portfolios. An Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

         The Portfolios may not buy securities from, or sell securities to, an Adviser or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC. Subject to certain conditions, the Portfolios may purchase securities that are offered in underwritings in which an affiliate of an Adviser is a participant, although the Portfolios may not make such purchases directly from such affiliate.

         The Advisers will select brokers to execute portfolio transactions. In the over-the-counter market, the Portfolios generally will deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         Investment decisions for the Portfolios are made independently from those of other funds and accounts advised by the Advisers. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in larger volume transactions may produce better executions and prices.

                           ADDITIONAL TAX INFORMATION

GENERAL REQUIREMENTS FOR "PASS-THROUGH" TREATMENT

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options or futures ) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

         A distribution declared by a Portfolio in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the distribution is paid by the Portfolio during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls.

ORIGINAL ISSUE DISCOUNT

         A Portfolio may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Portfolio and therefore an equivalent amount must be distributed to satisfy the distribution requirement and avoid imposition of the 4% excise tax. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy those distribution requirements. A Portfolio may realize capital gains or losses from such dispositions, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Portfolio's ability to sell other securities (and options and futures), held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

MISCELLANEOUS

         If a Portfolio invests in shares of preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

         If shares of any Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

         Dividends and interest received by a Portfolio, and gains realized by a Portfolio on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

                                OTHER INFORMATION

         LM Institutional Fund Advisors II, Inc. is a Maryland corporation, incorporated on January 13, 1998, and its capitalization consists of seven billion shares of common stock with a par value of $0.001 each. The Board of Directors of the Fund may establish additional portfolios (with different investment objectives and fundamental policies) or classes of shares within a portfolio at any time in the future. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.


                             PERFORMANCE INFORMATION

         Each Portfolio may, from time to time, include its total return in marketing materials or reports to shareholders or prospective investors. Quotations of average annual total return for a class of shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class of shares over periods of one, five and ten years (up to the life of the class), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000,
T = the average annual total return, n = number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis and assume that all dividends and other distributions are reinvested when paid. The performance of each class of a Portfolio will differ because each class is subject to different expenses. The performance figures for the Portfolios shown below represent performance of the Institutional Class shares, the only class of shares in existence throughout the relevant periods.

         Each Portfolio's performance may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current performance does not provide a basis for determining future performance. The fact that a Portfolio's performance will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the Portfolio's performance with the performance of fixed-income investments. In comparing the performance of a Portfolio to other investment vehicles, consideration should be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the performance and whether there are any special charges that may reduce the yield.

         From time to time each Portfolio may compare the performance of a Class of Shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The Portfolios invest in many securities that are not included in the S&P 500.

         Each Portfolio may also cite rankings and ratings, and compare the return of a Class of Shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies,

Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Portfolio may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, Financial World, Money Magazine, Forbes, Business Week, Barron's, Fortune, the Kiplinger Letters, the Wall Street Journal, and the New York Times.

         Each Portfolio may compare the investment return of a Class of Shares to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Portfolio shares are not insured, the value of Portfolio shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each Class of Shares will vary.

         Portfolio advertisements may reference the history of Legg Mason and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in a particular style of investing (e.g., growth or value).

         In advertising, each Portfolio may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Portfolio may use other recognized sources as they become available.

         Each Portfolio may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         Each Portfolio may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500, and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         Each Portfolio may also include in advertising biographical information on key investment and managerial personnel.

         Each Portfolio may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

         Each Portfolio may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $71 billion as of March
31, 1998.

         In advertising, each Portfolio may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Fund's assets. Boston Financial Data Services, Inc., P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. The Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

INDEPENDENT ACCOUNTANTS

         Ernst & Young, LLP have been selected to serve as the Fund's independent accountants. The financial highlights included in the Prospectus and incorporated by reference into this Statement of Additional Information and the financial statements incorporated by reference into the Prospectus and this Statement of Additional Information have been so included and incorporated in reliance upon the report of Ernst & Young, LLP, given on their authority as experts in auditing and accounting.

LEGAL COUNSEL

         Ropes & Gray, Boston, MA, serves as legal counsel to the Fund.


                    LM INSTITUTIONAL FUND ADVISORS II, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 20, 1998

                                          LMFA         LMFA       LMFA      BRANDYWINE     BATTERYMARCH      BATTERYMARCH
                                        LARGE CAP     MID CAP     TOTAL     SMALL CAP      INTERNATIONAL       EMERGING     LMFA/WA
                                          VALUE        VALUE      RETURN      VALUE           EQUITY           MARKETS      BALANCED
                                        --------------------------------------------------------------------------------------------
ASSETS

Cash                                     $15,000      $15,000     $15,000     $15,000         $15,000          $15,000      $15,000
Deferred organization and
initial offering costs                   $42,000      $42,000     $42,000     $42,000         $42,000          $42,000      $42,000
                                        --------------------------------------------------------------------------------------------

Total assets                             $57,000      $57,000     $57,000     $57,000         $57,000          $57,000      $57,000

LIABILITIES

Accrued organization expenses and
initial offering costs                   $42,000      $42,000     $42,000     $42,000         $42,000          $42,000      $42,000
                                        --------------------------------------------------------------------------------------------

Total liabilities                        $42,000      $42,000     $42,000     $42,000         $42,000          $42,000      $42,000
                                        --------------------------------------------------------------------------------------------

Net Assets - Offering and redemption
price of $10.00 per share with 1,500
shares outstanding for each portfolio
(6,000,000,000 shares par value $.001
per share authorized)                    $15,000      $15,000     $15,000     $15,000         $15,000          $15,000      $15,000
                                        ============================================================================================

                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

A. LM Institutional Fund Advisors II, Inc. ("Corporation") was organized on January 13, 1998. The Portfolios have had no operations other than those matters related to their organization and registration as an investment company under the Investment Company Act of 1940 and the sale of their shares. LM Institutional Advisors, Inc. ("LMIA"), a wholly owned subsidiary of Legg Mason, Inc. (a financial services holding company), has provided the initial captial for the Portfolios by purchasing 1,500 shares each at $10.00 per share. Such shares were acquired for investment and can be disposed of only by redemption. Legg Mason Wood Walker, Incorporated ("Legg Mason"), a wholly owned subsidiary of Legg Mason, Inc. and a member of the New York Stock Exchange, acts as the distributor of the Portfolios' shares.

B. Deferred organization represent expenses incurred in connection with the Portfolios' organization and will be amortized on a straight line basis over five years commencing on the effective date of each Portfolio's initial sale of shares to the public. The Portfolios have agreed to reimburse LMIA for the organization expenses advanced by LMIA. The advanced are repayable on demand but must be fully repaid within five years from the commencement of operations. The proceeds realized by LMIA or any holder thereof upon redemption during the amortization period of any of the shares constituting initial capital will be reduced by a proportionate amount of unamortized deferred organization expenses which the number of initial shares redeemed bears to the number of initial shares then outstanding.

Initial offering costs represent costs associated with the sale of shares of the Portfolios and will be amortized over a one year period.

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated May 28, 1998, in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-1A) (No. 333-44423) of LM Institutional Fund Advisors II, Inc.


                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
May 28, 1998

                            PART C. OTHER INFORMATION

Item 24.     Financial Statements and Exhibits
             ---------------------------------

             (a)  Financial Statements -- none

             (b)  Exhibits

                  (1)    Articles of Amendment and Restatement -- filed herewith
                         (a) Articles Supplementary -- filed herewith
                  (2)    Bylaws -- filed herewith
                  (3)    Voting trust agreement -- none
                  (4)    Specimen security -- not applicable
                  (5)    (a) Investment advisory agreements --
                             (i) Legg Mason Fund Adviser Large Cap Value -- filed herewith
                             (ii) Legg Mason Fund Adviser Mid Cap Value -- filed herewith
                             (iii) Legg Mason Fund Adviser Total Return -- filed herewith
                             (iv)   Brandywine Small Cap Value -- filed herewith
                             (v)    Batterymarch Emerging Markets -- filed
                                    herewith
                             (vi) Batterymarch International Equity -- filed herewith
                             (vii)  Legg Mason Fund Adviser/Western Asset
                                    Balanced -- filed herewith
                         (b) Investment sub-advisory agreements -- Legg Mason
                             Fund Adviser/Western Asset Balanced -- filed herewith
                         (c) Investment management agreements
                             (i) Legg Mason Fund Adviser Large Cap Value -- filed herewith
                             (ii) Legg Mason Fund Adviser Mid Cap Value -- filed herewith
                             (iii) Legg Mason Fund Adviser Total Return -- filed herewith
                             (iv)   Brandywine Small Cap Value -- filed herewith
                             (v)    Batterymarch Emerging Markets -- filed
                                    herewith
                             (vi) Batterymarch International Equity -- filed herewith
                             (vii)  Legg Mason Fund Adviser/Western Asset
                                    Balanced -- filed herewith
                  (6)    Underwriting Agreement -- filed herewith
                  (7)    Bonus, profit sharing or pension plans -- none
                  (8)    Custodian agreement -- none
                  (9)    (a) Transfer Agent agreement -- none
                         (b) Administration agreements -- none
                 (10)    Opinion of counsel -- filed herewith
                 (11) Other opinions, appraisals, rulings and consents Accountants' consent -- none
                 (12) Financial statements omitted from Item 23 -- not applicable
                 (13)    Agreement for providing initial capital -- none
                 (14)    Prototype retirement plans -- none
                 (15)    Plan pursuant to Rule 12b-1
                             (i) Legg Mason Fund Adviser Large Cap Value -- filed herewith
                             (ii) Legg Mason Fund Adviser Mid Cap Value -- filed herewith
                             (iii) Legg Mason Fund Adviser Total Return -- filed herewith
                             (iv)   Brandywine Small Cap Value -- filed herewith
                             (v)    Batterymarch Emerging Markets -- filed
                                    herewith
                             (vi) Batterymarch International Equity -- filed herewith
                             (vii)  Legg Mason Fund Adviser/Western Asset
                                    Balanced -- filed herewith
                 (16) Schedule for computation of performance quotations -- none
                 (17)    Financial Data Schedules -- filed herewith
                 (18)    Multiple Class (Rule 18F-3) Plan -- filed herewith

Item 25.     Persons Controlled by or under Common Control with Registrant
             -------------------------------------------------------------

             Registrant does not control, and is not under common control with, any other person.

Item 26.     Number of Holders of Securities
             -------------------------------

                                                      Number of Recordholders
    Title of Class                                     (as of June 1, 1998)
    --------------                             -----------------------------------------
Shares of Capital Stock,                       Institutional      Financial Intermediary
$.001 par value                                Class                       Class
                                               -----------------------------------------
Legg Mason Fund Adviser Large Cap
  Value Portfolio                                    1                      0
Legg Mason Fund Adviser Mid Cap
  Value Portfolio                                    1                      0
Brandywine U.S. Small Cap Portfolio                  1                      0
Batterymarch Emerging Markets Portfolio              1                      0
Batterymarch International Equity Portfolio          1                      0

Legg Mason Fund Adviser/Western Asset
  Balanced Portfolio                                 1                      0
Legg Mason Fund Adviser Total Return Portfolio       1                      0

Item 27.          Indemnification
                  ---------------

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser
                  ----------------------------------------------------

                I. Western Asset Management Company ("Western"), adviser for the Legg Mason Fund Adviser/Western Asset Balanced Portfolio (fixed income portion only), is a registered investment adviser incorporated on October 5, 1971. Western is primarily engaged in the investment advisory business. Western also renders investment advice to other open-end registered investment companies, one closed-end registered investment company, and private accounts. Information as to the officers and directors of Western is included in its Form ADV filed on June 25, 1997 with the Securities and Exchange Commission (registration number 801-08162) and is incorporated herein by reference.

               II. Legg Mason Fund Adviser, Inc. ("Fund Adviser"), adviser for the Legg Mason Fund Adviser Large Cap Value Portfolio, Legg Mason Fund Adviser Mid Cap Value Portfolio, Legg Mason Fund Adviser/Western Asset Balanced Portfolio and Legg Mason Fund Adviser Total Return Portfolio is a registered investment adviser incorporated on January 20, 1982. Fund Adviser is engaged primarily in the investment advisory business. Fund Adviser also serves as investment adviser or manager to seventeen open-end registered investment companies. Information as to the officers and directors of Fund Adviser is included in its Form ADV filed August 11, 1997 with the Securities and Exchange Commission (Registration Number 801-16958) and is incorporated herein by reference.

              III. Batterymarch Financial Management, Inc. ("Batterymarch"), adviser to the Batterymarch Emerging Markets Portfolio and Batterymarch International Equity Portfolio, is a registered investment adviser incorporated on September 19, 1994. Batterymarch is engaged primarily in the investment advisory business. Information as to the officers and directors of Batterymarch is included in its Form ADV filed June 27, 1997 with the Securities and Exchange Commission (registration number 801- 48035) and is incorporated herein by reference.

               IV. Brandywine Asset Management, Inc. ("Brandywine"), adviser to the Brandywine Small Cap Value Portfolio, is a registered investment adviser incorporated on [ ]. Brandywine is engaged primarily in the investment advisory business. Information as to the officers and directors of Brandywine is included in its Form ADV filed [ ] with the Securities and Exchange Commission (registration number 801- ] and is incorporated herein by reference.

Item 29.          Principal Underwriters
                  ----------------------

        (a)       Legg Mason Cash Reserve Trust
                  Legg Mason Special Investment Trust, Inc.
                  Legg Mason Value Trust, Inc.
                  Legg Mason Tax-Exempt Trust, Inc.
                  Legg Mason Income Trust, Inc.
                  Legg Mason Total Return Trust, Inc.
                  Legg Mason Tax-Free Income Fund
                  Legg Mason Global Trust, Inc.
                  Legg Mason Investors Trust, Inc.

        (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").

                            Position and                      Positions and
Name and Principal          Offices with                      Offices with
Business Address*           Underwriter - LMWW                Registrant
------------------          ------------------                -------------
Raymond A. Mason            Chairman of the                   None
                            Board

John F. Curley, Jr.         Vice Chairman                     None
                            of the Board

James W. Brinkley           President and                     None
                            Director

Edmund J. Cashman, Jr.      Senior Executive                  None
                            Vice President and
                            Director

Richard J. Himelfarb        Senior Executive Vice             None
                            President and
                            Director

Edward A. Taber III         Senior Executive Vice             None
                            President and
                            Director

Robert A. Frank             Executive Vice                    None
                            President and
                            Director

Robert G. Sabelhaus         Executive Vice                    None
                            President and
                            Director

Charles A. Bacigalupo       Senior Vice                       None
                            President,
                            Secretary and
                            Director

F. Barry Bilson             Senior Vice                       None
                            President and
                            Director

Thomas M. Daly, Jr.         Senior Vice                       None
                            President and
                            Director

Jerome M. Dattel            Senior Vice                       None
                            President and
                            Director

Robert G. Donovan           Senior Vice                       None
                            President and
                            Director

Thomas E. Hill              Senior Vice                       None
One Mill Place              President and
Easton, MD  21601           Director

Arnold S. Hoffman           Senior Vice                       None
1735 Market Street          President and
Philadelphia, PA  19103     Director

Carl Hohnbaum               Senior Vice                       None
24th Floor                  President and
Two Oliver Plaza            Director
Pittsburgh, PA  15222

William B. Jones, Jr.       Senior Vice                       None
1747 Pennsylvania           President and
  Avenue, N.W.              Director
Washington, D.C. 20006

Laura L. Lange              Senior Vice                       None
                            President and
                            Director

Marvin H. McIntyre          Senior Vice                       None
1747 Pennsylvania           President and
  Avenue, N.W.              Director
Washington, D.C.  20006

Mark I. Preston             Senior Vice                       None
                            President and
                            Director

Joseph Sullivan             Senior Vice                       None
                            President and
                            Director

M. Walter D'Alessio, Jr.    Director                          None
1735 Market Street
Philadelphia, PA  19103

W. William Brab             Senior Vice                       None
                            President

Deepak Chowdhury            Senior Vice                       None
255 Alhambra Circle         President
Coral Gables, FL  33134

Harry M. Ford, Jr.          Senior Vice                       None
                            President

Dennis A. Green             Senior Vice                       None
                            President

William F. Haneman, Jr.     Senior Vice                       None
One Battery Park Plaza      President
New York, New York  10005

Theodore S. Kaplan          Senior Vice                       None
                            President and
                            General Counsel

Seth J. Lehr                Senior Vice                       None
1735 Market St              President
Philadelphia, PA  19103

Horace M. Lowman, Jr.       Senior Vice                       None
                            President and
                            Asst. Secretary

Robert L. Meltzer           Senior Vice                       None
One Battery Park Plaza      President
New York, NY  10004

Jonathan M. Pearl           Senior Vice                       None
1777 Reisterstown Rd.       President
Pikesville, MD  21208

John A. Pliakas             Senior Vice                       None
125 High Street             President
Boston, MA  02110

Gail Reichard               Senior Vice                       None
                            President

Timothy C. Scheve           Senior Vice                       None
                            President and
                            Treasurer

Elisabeth N. Spector        Senior Vice                       None
                            President

Robert J. Walker, Jr.       Senior Vice                       None
200 Gibraltar Road          President
Horsham, PA  19044

William H. Bass, Jr.        Vice President                    None

Nathan S. Betnun            Vice President                    None

John C. Boblitz             Vice President                    None

Andrew J. Bowden            Vice President                    None

D. Stuart Bowers            Vice President                    None

Edwin J. Bradley, Jr.       Vice President                    None

Scott R. Cousino            Vice President                    None

Joseph H. Davis, Jr.        Vice President                    None
1735 Market Street
Philadelphia, PA  19380

Terrence R. Duvernay        Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

John R. Gilner              Vice President                    None

Richard A. Jacobs           Vice President                    None

C. Gregory Kallmyer         Vice President                    None

Edward W. Lister, Jr.       Vice President                    None

Marie K. Karpinski          Vice President                    Vice President
                                                              and Treasurer

Mark C. Micklem             Vice President                    None
1747 Pennsylvania Ave.
Washington, DC  20006

Hance V. Myers, III         Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

Gerard F. Petrik, Jr.       Vice President                    None

Douglas F. Pollard          Vice President                    None

K. Mitchell Posner          Vice President                    None
1735 Market Street
Philadelphia, PA  19103

Carl W. Riedy, Jr.          Vice President                    None

Jeffrey M. Rogatz           Vice President                    None

Thomas E. Robinson          Vice President                    None

Douglas M. Schmidt          Vice President                    None

Robert W. Schnakenberg      Vice President                    None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino          Vice President                    None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                Vice President                    None

Eugene B. Shephard          Vice President                    None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell        Vice President                    None

Alexsander M. Stewart       Vice President                    None
One World Trade Center
New York, NY  10048

Robert S. Trio              Vice President                    None
1747 Pennsylvania Ave.
Washington, DC 20006

William A. Verch            Vice President                    None

Lewis T. Yeager             Vice President                    None

Joseph F. Zunic             Vice President                    None

----------
        * All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.


                  (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.          Location of Accounts and Records
                  --------------------------------

                  State Street Bank and Trust Company
                  P.O. Box 1713
                  Boston, Massachusetts 02105

Item 31.          Management Services --  none
                  ----------------------

Item 32.          Undertakings
                  ------------

                  (c) Registrant hereby undertakes to provide each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, LM Institutional Fund Advisors II, Inc., has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 3rd day of June, 1998.

                                         LM INSTITUTIONAL FUND ADVISORS II, INC.

                                         By: /s/ Edward A. Taber, III
                                            __________________________

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                             Date
---------                          -----                             ----

/s/ Catherine H. Bray*             Director                      June 3, 1998
___________________________
Catherine H. Bray*

/s/ Edward Cashman                 Director                      June 3, 1998
___________________________
Edward Cashman

/s/ W. Curtis Livingston*          Director                      June 3, 1998
___________________________
W. Curtis Livingston*

/s/ Emmett J. Rice*                Director                      June 3, 1998
___________________________
Emmett J. Rice*

/s/ Edward A. Taber, III           President                     June 3, 1998
___________________________        and Director
Edward A. Taber

/s/ Robert M. Tarola*              Director                      June 3, 1998
___________________________
Robert M. Tarola*

/s/ Linda R. Taylor*               Director                      June 3, 1998
___________________________
Linda R. Taylor*

/s/ Marie K. Karpinski             Vice-President                June 3, 1998
___________________________        and Treasurer
Marie K. Karpinski

* Signatures affixed by Marie K. Karpinski pursuant to a power of attorney dated March 27, 1998, a copy of which is filed herewith.

                               POWER OF ATTORNEY

I, the undersigned Director of the following investment company:

                    LM Institutional Fund Advisors II, Inc.

plus any other investment company for which LM Institutional Advisors, Inc. acts as investment adviser or manager and for which the undersigned individual serves as Director hereby severally constitute and appoint each of Marie K. Karpinski, Kathi D. Bair, Bryan Chegwidden and Brian L. Murray my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

Signature                                                   Date
---------                                                   ----

/s/ Catherine H. Bray                                       March 27, 1998
________________________
Catherine H. Bray

/s/ Edmund J. Cashman                                       March 27, 1998
________________________
Edmund J. Cashman, Jr.

/s/ W. Curtis Livingston                                    March 27, 1998
________________________
W. Curtis Livingston

/s/ Emmett J. Rice                                          March 27, 1998
________________________
Emmett J. Rice

/s/ Edward A. Taber                                         March 27, 1998
________________________
Edward A. Taber, III

/s/ Robert M. Tarola                                        March 27, 1998
________________________
Robert M. Tarola

/s/ Linda R. Taylor                                         March 27, 1998
________________________
Linda R. Taylor